              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                              ON FEBRUARY 5, 1996


                     REGISTRATION NO. 33-91448 811-9024
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

                        PRE-EFFECTIVE AMENDMENT NO. __                [ ]
                        POST-EFFECTIVE AMENDMENT NO. 1                [X]


                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                AMENDMENT NO. 2


                        (Check appropriate box or boxes)

                               TIME HORIZON FUNDS
               (Exact Name of Registrant as Specified in Charter)


                               3435 STELZER ROAD
                             COLUMBUS, OHIO  43219
          (Address of Principal Executive Offices, including Zip Code)

                                 J. DAVID HUBER
                               3435 STELZER ROAD
                             COLUMBUS, OHIO  43219
                    (Name and Address of Agent for Service)

                                    COPY TO:

                                CATHY G. O'KELLY
                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 N. LASALLE
                            CHICAGO, ILLINOIS  60695

                                ________________

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933. Registrant's initial Rule 24f-2 Notice will be filed no later than August 29, 1996.

It is proposed that this filing will become effective (check appropriate box)

 [ ]     immediately upon filing pursuant to paragraph (b); or

 [X]     on February 5, 1996 pursuant to paragraph (b); or

 [ ]     60 days after filing pursuant to paragraph (a)(1); or

 [ ]     on (date) pursuant to paragraph (a)(1); or

 [ ]     75 days after filing pursuant to paragraph (a)(2); or

 [ ]     on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               TIME HORIZON FUNDS
                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                                                LOCATION
-------------                                                                --------
PART A
 Item 1.            Cover Page  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Cover Page

 Item 2.            Synopsis  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Expense Summary


 Item 3.            Condensed Financial Information . . . . . . . . . . . . . . . . . . .    Financial Highlights


 Item 4.            General Description of Registrant . . . . . . . . . . . . . . . . . .    Cover Page; Fund Investments; The
                                                                                             Business of the Funds; Description of
                                                                                             Shares

 Item 5.            Management of Fund  . . . . . . . . . . . . . . . . . . . . . . . . .    The Business of the Funds

 Item 5A.           Management's Discussion of Fund Performance . . . . . . . . . . . . .    Not Applicable

 Item 6.            Capital Stock and Other Securities  . . . . . . . . . . . . . . . . .    Description of Shares; Shareholder
                                                                                             Guide; Tax Information

 Item 7.            Purchase of Securities Being Offered  . . . . . . . . . . . . . . . .    Shareholder Guide; Plan Payments

 Item 8.            Redemption or Repurchase  . . . . . . . . . . . . . . . . . . . . . .    Shareholder Guide

 Item 9.            Pending Legal Proceedings . . . . . . . . . . . . . . . . . . . . . .    Not Applicable

 PART B

 Item 10.           Cover Page  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Cover Page

 Item 11.           Table of Contents . . . . . . . . . . . . . . . . . . . . . . . . . .    Table of Contents

 Item 12.           General Information and History . . . . . . . . . . . . . . . . . . .    Not Applicable

 Item 13.           Investment Objectives and Policies  . . . . . . . . . . . . . . . . .    Investment Objectives and Policies

 Item 14.           Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . .    Management

 Item 15.           Control Persons and Principal Holders of Securities . . . . . . . . .    General Information

 Item 16.           Investment Advisory and Other Services  . . . . . . . . . . . . . . .    Management

 Item 17.           Brokerage Allocation and Other Practices  . . . . . . . . . . . . . .    Management

 Item 18.           Capital Stock and Other Securities  . . . . . . . . . . . . . . . . .    General Information

 Item 19.           Purchase, Redemption and Pricing of Securities                           Additional Purchase and Redemption
                       Being Offered  . . . . . . . . . . . . . . . . . . . . . . . . . .    Information

 Item 20.           Tax Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Additional Information Concerning Taxes

 Item 21.           Underwriters  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    General Information

 Item 22.           Calculation of Performance Data . . . . . . . . . . . . . . . . . . .    General Information

 Item 23.           Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .    Financial Statements

PART C
         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to the Registration Statement.

PROSPECTUS

FEBRUARY 5, 1996


                                                  TIME HORIZON PORTFOLIO 1
                                                  TIME HORIZON PORTFOLIO 2
                                                  TIME HORIZON PORTFOLIO 3
                                  Investment Funds offered by Time Horizon Funds

--------------------------------------------------------------------------------

The Time Horizon Series of Funds consists of three asset allocation funds offered by Time Horizon Funds, an open-end management investment company (the "Company") registered under the Investment Company Act of 1940 (the "1940 Act"). By this Prospectus, Time Horizon Funds is offering shares in three funds, Time Horizon Portfolio 1 ("Portfolio 1"), Time Horizon Portfolio 2 ("Portfolio 2") and Time Horizon Portfolio 3 ("Portfolio 3") (each individually a "Fund" and collectively the "Funds" or "Time Horizon Series of Funds").

The Time Horizon Funds' investment objective is to provide long-term investors maximum total return over a stated investment time period while also increasingly emphasizing capital preservation as each Fund approaches its target time horizon. Each Fund targets a specific investment time horizon (the year 2005 for Portfolio 1, the year 2015 for Portfolio 2 and the year 2025 for Portfolio 3). Investors are encouraged to choose the appropriate Time Horizon Fund depending upon their evaluation of the anticipated timing of major investment goals such as sending a child to college, nearing retirement or purchasing a home.

Bank of America National Trust and Savings Association ("Bank of America" or the "Manager") serves as the Funds' manager. Based in San Francisco, California, Bank of America and its affiliates have over $50 billion under management, of which over $10 billion is in mutual funds.

This Prospectus describes concisely the information about the Funds and the Company that you should know before investing. Please read it carefully and retain it for future reference.


More information about the Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission. To obtain a free copy, call (800) 247-9728. The Statement of Additional Information, as it may be revised from time to time, is dated February 5, 1996 and is incorporated by reference into this Prospectus.

--------------------------------------------------------------------------------

Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by, Bank of America or any of its affiliates and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in a Fund involves investment risk, including the possible loss of principal amount invested.
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

This Prospectus is part of a Registration Statement that has been filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933.

No person has been authorized to give any information or to make any representations in connection with the offer of a Fund's shares, other than as contained in this Prospectus and the Fund's official sales literature. Therefore, other information and representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.
--------------------------------------------------------------------------------

                                    CONTENTS


       EXPENSE SUMMARY                          2

       FINANCIAL HIGHLIGHTS                     4

       FUND INVESTMENTS                         5    INVESTMENT OBJECTIVES
                                                5    ASSET ALLOCATION
                                                6    UPON REACHING THE TIME HORIZON
                                                6    RISK FACTORS
                                                6    TYPES OF INVESTMENTS
                                                8    FUNDAMENTAL LIMITATIONS
                                                9    OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

       SHAREHOLDER GUIDE                       13    HOW TO BUY SHARES
                                               13      What Is My Minimum Investment In A Fund?
                                               13      What Alternative Sales Arrangements Are Available?
                                               14      How Are Shares Priced?
                                               17      How Do I Decide Which Class To Buy?
                                               18      How Can I Buy Shares?
                                               20      What Price Will I Receive When I Buy Shares?
                                               21      What Else Should I Know To Make A Purchase?

                                               21    HOW TO SELL SHARES
                                               21      How Do I Redeem My Shares?
                                               23      What "NAV" Will I Receive For Shares I Want To Sell?
                                               23      What Kind Of Paperwork Is Involved In Selling Shares?
                                               24      How Quickly Can I Receive My Redemption Proceeds?
                                               24      Do I Have Any Reinstatement Privileges After I Have
                                                       Redeemed Shares?

                                               24    DIVIDEND AND DISTRIBUTION POLICIES

       SHAREHOLDER SERVICES                    25    CAN I USE A FUND IN MY RETIREMENT PLAN?
                                               25    CAN I EXCHANGE MY INVESTMENT FROM ONE FUND
                                                     TO ANOTHER?
                                               26    WHAT IS TELETRADE?
                                               26    CAN I ARRANGE TO HAVE AUTOMATIC INVESTMENTS MADE ON A
                                                     REGULAR BASIS?
                                               26    WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?
                                               27    CAN I ARRANGE PERIODIC WITHDRAWALS?
                                               27    CAN MY DIVIDENDS FROM A FUND BE INVESTED
                                                     IN OTHER FUNDS?
                                               27    IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

       THE BUSINESS OF THE FUNDS               28    BOARD OF TRUSTEES
                                               28    EXPENSES
                                               28    MANAGER
                                               29    FUND ACCOUNTANT
                                               29    DISTRIBUTOR
                                               29    CUSTODIAN AND TRANSFER AGENT
                                               29    FEE WAIVERS

       PLAN PAYMENTS                           30    THE SHAREHOLDER SERVICE PLAN
                                               30    THE DISTRIBUTION PLAN

       TAX INFORMATION                         31    FEDERAL TAXES
                                               32    STATE AND LOCAL TAXES

       MEASURING PERFORMANCE                   32

       DESCRIPTION OF SHARES                   33    ABOUT THE COMPANY
                                               33    VOTING RIGHTS
------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTOR:                                 MANAGER:
          Concord Financial Group, Inc.                Bank of America National Trust and Savings Association
          BISYS Fund Group, Inc.                       555 California Street
          3435 Stelzer Road                            San Francisco, CA 94104
          Columbus, OH 43219
------------------------------------------------------------------------------------------------------------------------

EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling shares of a Fund. The Company offers two classes of shares. Class A shares are offered at net asset value plus an initial sales charge (see page 14 of the Prospectus for an explanation of net asset value per shares) and are subject to a shareholder servicing fee. Class B shares are offered at net asset value without a sales charge but subject to a contingent deferred sales charge plus distribution plan and shareholder servicing fees. Class B shares will convert to Class A shares on the first business day of the month following the eighth anniversary of the date of purchase.


ANNUAL FUND OPERATING EXPENSES include payments by a Fund which are allocable to the Fund. Operating expenses include fees for portfolio management, maintenance of shareholder accounts, general administration, distribution plan, shareholder servicing, accounting and other services.

Below is a summary of the shareholder transaction expenses charged by each Fund for Class A and Class B shares and each Fund's estimated operating expenses for the first twelve months of operations. A hypothetical example based on the summary is also shown.


                                                      PORTFOLIO 1           PORTFOLIO 2           PORTFOLIO 3
                                                   -----------------     -----------------     -----------------
                                                   CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
       SHAREHOLDER TRANSACTION EXPENSES              A          B          A          B          A          B
                                                   ------     ------     ------     ------     ------     ------
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)+...............     4.50%       None      4.50%       None      4.50%       None
Sales Load Imposed on Reinvested Dividends.....      None       None       None       None       None       None
Maximum Contingent Deferred Sales Load.........      None      5.00%       None      5.00%       None      5.00%
Redemption Fee.................................      None       None       None       None       None       None
Exchange Fee...................................      None       None       None       None       None       None
      ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets
     after expense reimbursements*)
Management Fees (after expense
  reimbursements*).............................     0.30%      0.30%      0.30%      0.30%      0.30%      0.30%
12b-1 Fees.....................................      None      0.75%       None      0.75%       None      0.75%
All Other Estimated Expenses
  (after expense reimbursements*)
    Shareholder Service Payments...............     0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
    Other Estimated Expenses...................     0.45%      0.45%      0.45%      0.45%      0.45%      0.45%
Total Estimated Fund Operating Expenses........     1.00%      1.75%      1.00%      1.75%      1.00%      1.75%

-----------------------
 + Class B shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "How to Buy Shares," below.

 * The Manager has agreed to reduce its fees and absorb other operating expenses to ensure that the operating expenses for each Fund (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 1.00% and 1.75% of the average net assets of each Fund's Class A and Class B shares, respectively, on an annual basis for the first twelve months of the Funds' operations. Absent expense reimbursement, management fees would be 0.60% of average net assets, actual "Other Estimated Expenses" for each Fund's Class A and Class B shares for the fiscal year ended June 30, 1996, would be 1.75% and 1.75% of average net assets (annualized), respectively, and actual "Total Estimated Fund Operating Expenses" for each Fund's Class A and Class B shares for the fiscal year ended June 30, 1996, would be 2.60% and 3.35% of average net assets (annualized), respectively.

--------------------------------------------------------------------------------

EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest in a Fund, for example, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

                                                                                      AFTER           AFTER
                                                                                       1               3
                                                                                      YEAR            YEARS
                                                                                      ----            ----
Class A shares(1)..............................................................       $ 55            $ 75
Class B shares
    Assuming complete redemption at end of period(2)...........................       $ 68            $ 85
    Assuming no redemption.....................................................       $ 18            $ 55

---------------
1. Assumes deduction at time of purchase of maximum applicable front-end sales charge.
2. Assumes deduction at time of redemption of maximum applicable contingent deferred sales charge.

Note: The preceding example should not be considered representative of future investment returns and operating expenses. The Funds are new and the above figures are based on estimated expenses for the first twelve months of Fund operations only. Actual investment returns and operating expenses may be more or less than those shown.

--------------------------------------------------------------------------------

This expense information is provided to help you understand the expenses you would bear either directly (as with transaction expenses) or indirectly (as with annual operating expenses) as a Fund shareholder.

The Funds pay a management fee at the annual rate of 0.60% of a Fund's average daily net assets.

A distribution plan payment is made in the amount of 0.75% of the average daily net assets of a Fund's Class B shares. A shareholder service payment is made in the amount of 0.25% of the average daily net assets of a Fund's Class A and Class B shares. For a further description of shareholder transaction expenses and each Fund's operating expenses, see the sections entitled "Shareholder Guide," "The Business of the Funds" and "Plan Payments," below.

The alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge, or to have the entire initial purchase price invested in a Fund with the investment thereafter being subject to an annual distribution plan charge and a contingent deferred sales charge. See the section entitled "How to Buy Shares," below.

FINANCIAL HIGHLIGHTS



The table below shows certain information concerning the investment results for the Funds for the period indicated.



The Financial Highlights should be read in conjunction with the financial statements and notes thereto in the Statement of Additional Information. The Statement of Additional Information may be obtained from the Funds free of charge by calling (800) 247-9728.




                                             PORTFOLIO 1                     PORTFOLIO 2                     PORTFOLIO 3
                                     ----------------------------    ----------------------------    ----------------------------
                                       CLASS A         CLASS B         CLASS A         CLASS B         CLASS A         CLASS B
                                     ------------    ------------    ------------    ------------    ------------    ------------
                                     SEPTEMBER 5,    SEPTEMBER 5,    SEPTEMBER 5,    SEPTEMBER 5,    SEPTEMBER 5,    SEPTEMBER 5,
                                       1995 TO         1995 TO         1995 TO         1995 TO         1995 TO         1995 TO
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                       1995(A)         1995(A)         1995(A)         1995(A)         1995(A)         1995(A)
                                     ------------    ------------    ------------    ------------    ------------    ------------
  Net Asset Value, Beginning of
    Period.........................     $10.04(d)       $10.04(d)       $10.04(d)       $10.04(d)       $10.04(d)       $10.04(d)
                                     ------------    ------------    ------------    ------------    ------------    ------------
  INVESTMENT ACTIVITIES:
    Net investment income..........       0.06            0.05            0.06            0.05            0.05            0.04
    Net realized and unrealized
      gains on investments.........       0.27            0.27            0.34            0.34            0.40            0.40
                                     ------------    ------------    ------------    ------------    ------------    ------------
                                          0.33            0.32            0.40            0.39            0.45            0.44
                                     ------------    ------------    ------------    ------------    ------------    ------------
  DISTRIBUTIONS:
    Net investment income..........      (0.06)          (0.05)          (0.06)          (0.05)          (0.05)          (0.04)
                                     ------------    ------------    ------------    ------------    ------------    ------------
  Net Asset Value, End of Period...     $10.31          $10.31          $10.38          $10.38          $10.44          $10.44
                                     =============   =============   =============   =============   =============   =============
  Total Return (excludes sales and
    redemption charges)(b).........       3.27%           3.19%           3.97%           3.78%           4.36%           4.38%
  RATIOS/SUPPLEMENTAL DATA:
    Net Assets at end of period
      (000)........................     $2,712          $6,945          $2,702          $4,823          $2,041          $4,400
    Ratio of expenses to average
      net assets(c)................       0.02%           0.72%           0.02%           0.68%           0.02%           0.74%
    Ratio of net investment income
      to average net assets(c).....       4.54%           3.87%           4.16%           3.55%           4.04%           3.37%
    Ratios Without Reimbursement:*
    Ratio of expenses to average
      net assets(c)*...............       2.98%           3.72%           3.35%           4.10%           3.04%           3.78%
    Ratio of net investment income
      to average net assets(c)*....       1.58%           0.87%           0.83%           0.13%           1.02%           0.33%
    Portfolio turnover**...........      85.33%          85.33%          59.79%          59.79%          33.02%          33.02%

 -----------------

   * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.



  ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



 (a) Period from commencement of operations.


 (b) Not annualized.



 (c) Annualized.



 (d) Net asset value includes the effect of income earned on initial seed money for the period from July 26, 1995 (initial seed date) through September 4, 1995.


                               FUND INVESTMENTS

----------------------------------------------------------------------------

                            INVESTMENT OBJECTIVES

THE INVESTMENT OBJECTIVE OF THE TIME HORIZON FUNDS IS TO PROVIDE LONG-TERM INVESTORS MAXIMUM TOTAL RETURN OVER A STATED INVESTMENT TIME PERIOD WHILE ALSO INCREASINGLY EMPHASIZING CAPITAL PRESERVATION AS EACH FUND APPROACHES ITS TARGET TIME HORIZON. TOTAL RETURN IS DEFINED AS THE CHANGE IN VALUE OF AN INVESTMENT IN A FUND OVER THE STATED TIME PERIOD, ASSUMING THAT ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS MADE BY THE FUND DURING THE PERIOD ARE REINVESTED IN ADDITIONAL FUND SHARES. EACH FUND SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH AN ASSET ALLOCATION STRATEGY PRINCIPALLY USING EQUITY SECURITIES AND FIXED INCOME SECURITIES.

TIME HORIZON PORTFOLIO 1 IS MANAGED FOR INDIVIDUALS INVESTING FOR A FINANCIAL GOAL EXPECTED TO OCCUR AROUND THE YEAR 2005.

TIME HORIZON PORTFOLIO 2 IS MANAGED FOR INDIVIDUALS INVESTING FOR A FINANCIAL GOAL EXPECTED TO OCCUR AROUND THE YEAR 2015.

TIME HORIZON PORTFOLIO 3 IS MANAGED FOR INDIVIDUALS INVESTING FOR A FINANCIAL GOAL EXPECTED TO OCCUR AROUND THE YEAR 2025.

THE TARGET TIME HORIZON DATES ARE NOT MATURITY DATES, BUT ESTIMATED DATES AT WHICH THE FUNDS WILL BE MANAGED WITH A PREDOMINANT EMPHASIS ON CAPITAL PRESERVATION, AS DESCRIBED UNDER "UPON REACHING THE TIME HORIZON," BELOW. THE FUNDS DO NOT HAVE A PLANNED TERMINATION VALUE, AND AN INVESTOR'S SHARES, AT A FUND'S TARGET TIME HORIZON, MAY BE WORTH MORE OR LESS THAN THE INVESTOR'S ORIGINAL INVESTMENT. AS WITH ANY OPEN-END INVESTMENT MANAGEMENT COMPANY, INVESTORS MAY REDEEM THEIR SHARES AT ANY TIME, AS DESCRIBED UNDER "HOW TO SELL SHARES," BELOW.

----------------------------------------------------------------------------

ASSET ALLOCATION

Each Time Horizon Fund has a strategic mix of its investments allocated principally to two asset classes: equity securities and fixed income securities. The strategic asset allocation mix for each Fund varies over time as the Fund moves closer to its target time horizon. Typically, the more distant a Fund's target time horizon, the greater the allocation to assets with higher growth potential and more risk, such as equity securities. Conversely, the closer a Fund's target time horizon, the greater the emphasis on capital preservation assets such as short-term fixed income securities. Each Time Horizon Fund will be managed more conservatively as it moves closer to its stated target time horizon, with the goal of reducing risk as measured by the probability of loss in a given year. Thus, assuming static market conditions, ten years from now the asset allocation mix of Portfolio 2 could be expected to look like the current asset allocation mix of Portfolio 1.

Under normal market conditions, Bank of America currently actively manages each Fund's strategic asset allocation mix within the ranges shown below, based on an evaluation of the anticipated returns and risks for various asset classes in the near-term future. For example, if stocks are considered to have a greater appreciation potential relative to bonds during a given period, each Fund's percentage weighting of stocks may be increased within the ranges indicated below. Allocating assets within the specified ranges permits each Fund to attempt to optimize performance consistent with its investment objective and time horizon.

                           CURRENT ASSET ALLOCATION:

                                         PORTFOLIO 1                 PORTFOLIO 2                 PORTFOLIO 3
                                   ------------------------    ------------------------    ------------------------
                                   STRATEGIC                   STRATEGIC                   STRATEGIC
                                   ALLOCATION      RANGE       ALLOCATION      RANGE       ALLOCATION      RANGE
                                   ----------    ----------    ----------    ----------    ----------    ----------
Equity Securities...............       35%          15%-45%        50%          30%-70%        70%         40%-100%
Fixed Income Securities.........       65%          55%-85%        50%          30%-70%        30%           0%-60%

From time to time, each Fund may also utilize certain other instruments that do not fall within the asset classes listed above, including options, futures contracts, and repurchase agreements, as described below under "Types of Investments" and "Other Investment Practices and Considerations." Under normal market conditions, no more than 10% of a Fund's total assets will be invested in such instruments.

Until a Fund attains an asset level of approximately $15 million, the Manager anticipates that the Fund's portfolio may be invested in fewer securities within each strategically allocated asset class, as indicated above, than it otherwise would. As each Fund approaches this minimum asset level, the Manager expects to acquire additional securities within the asset classes, and thereby achieve the desired diversification level over time.

UPON REACHING THE TIME HORIZON

It is anticipated that after reaching their respective target time horizons, having shifted their emphases from total return, the Funds will continue to be managed with a predominant emphasis on preservation of capital. Upon reaching the specific Fund's time horizon, investors should consider whether the Fund continues to meet their objectives. After a Fund has reached its target time horizon, its assets may begin to decrease as a result of investor withdrawals, in which event the Board of Trustees of the Company will monitor withdrawals and consider what action would be appropriate to protect the interests of all its shareholders. Such action could include a merger of the Fund with another fund with similar investment objectives (i.e., capital preservation) or termination of the Fund.

RISK FACTORS

The Funds' investment practices involve certain risks, including the market risks inherent in equity investments and market and interest rate risks inherent in fixed income investments, and may involve risks associated with investment in foreign securities and the use of derivative securities such as options and futures contracts. Such risks are described under "Types of Investments" and "Other Investment Practices and Considerations," below. The Statement of Additional Information contains more detailed information about these investments and the risks that may be associated with them.

TYPES OF INVESTMENTS

IN GENERAL. Each Fund is a diversified portfolio which will invest substantially all of its assets through an asset allocation approach using equity and fixed income securities.

The Funds' investments in equity securities will be comprised of common and preferred stocks, and securities convertible into such stocks, of domestic and foreign companies with small, medium and large market capitalizations (public market price times total outstanding shares). Historically, while equity securities have experienced a higher level of volatility due to market fluctuations than fixed income securities, they also have provided higher levels of total return. In addition, investments in companies with smaller market capitalizations involve greater risk than investments in larger, more established companies, including more volatile market price movements.

Fixed income securities acquired by the Funds will be investment grade at the time of purchase, and may include domestic and foreign corporate debt obligations (including bonds, debentures, notes, and zero coupon securities), government debt obligations, and mortgage-backed and asset-backed securities. The Funds are not restricted as to the maturity or average maturity of their fixed income investments. If fixed income securities purchased by the Funds subsequently fall below investment grade, the Funds will seek to dispose of the securities in an orderly and prudent manner, normally over a period of approximately 30 to 90 days.

Investment grade bonds are bonds that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization, e.g., BBB or better by Standard & Poor's Corporation ("S&P"), Duff & Phelps Credit Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). Investment grade debt securities ordinarily carry lower rates of interest income than lower quality debt securities with similar maturities. While bonds rated investment grade are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions, changing circumstances, or circumstances not known or adequately taken into account by the rating agency could lead to a weakened capacity to pay interest and repay principal. Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. Unrated securities will be purchased only if the Manager believes that they are of comparable quality to the rated securities in which the Funds may invest.

Fixed income securities held by the Funds are subject to interest rate risk, as the value of such securities will vary inversely with changes in interest rates. Fixed income securities held by the Funds are also subject to market risk, as the value of such securities will vary with a variety of market and economic conditions.

U.S. GOVERNMENT OBLIGATIONS. Investments in U.S. Treasury securities are backed by the "full faith and credit" of the U.S. Government. Such securities include Treasury bills, Treasury notes and Treasury bonds. The Funds may also purchase other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Small Business Administration, are backed by the full faith and credit of the U.S. Government; others, like the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, including the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would support a U.S. Government-sponsored entity if it were not required to do so by law.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") securities, consist of interests in pools of real estate mortgage loans, and will be guaranteed as to principal and interest, but not market value, by the U.S. Government or by one of its agencies or instrumentalities. A risk associated with mortgage-backed securities is early paydown resulting from refinancing of the underlying mortgages which is similar to the risk that corporate bonds might be called by the issuer if the bond interest rate is higher than currently prevailing interest rates. The rate of such prepayments, and hence the life of the security, will be primarily a function of current market rates. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds will generally be at lower rates than the rates on the prepaid obligations.

ASSET-BACKED SECURITIES. Asset-backed securities consist of undivided fractional interests in pools of mortgages, consumer loans or receivables held in a trust. Examples include collateralized mortgage obligations ("CMOS"), certificates for automobile receivables ("CARS") and credit card receivables ("CARDS"). Payments of principal and interest on the mortgages, loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's value. Ultimately, asset-backed securities are dependent upon payment of the mortgages, consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. All asset-backed securities purchased by the Funds will either be issued or guaranteed by a U.S. Government entity, rated AAA by S&P or Aaa by Moody's, or have an equivalent rating from another rating agency.

The assets underlying asset-backed securities may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of mortgages, loans or receivables. The proceeds of prepayments received by a Fund must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, a Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Also, while the secondary market for certain asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could make valuing or liquidating such securities difficult.

CASH EQUIVALENTS. For temporary defensive purposes (for example, when Bank of America believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests), the Funds may invest without limitation in cash equivalents such as money market instruments (including short-term bank time deposits, certificates of deposit, bankers' acceptances, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and commercial paper issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P) and, subject to the investment limitations described below, shares of other open-end investment companies which seek to maintain a $1.00 net asset value per share ("Money Market Funds"). Under normal market conditions, prior to reaching its time horizon date, no more than 10% of a Fund's net assets will be invested in cash equivalents. After reaching its stated time horizon, the percentage of each Fund's net assets invested in cash equivalents may increase, consistent with its predominant emphasis on capital preservation.

The Funds may also make other investments as described more fully below under "Other Investment Practices and Considerations."

FUNDAMENTAL LIMITATIONS

The investment objective of a Fund may not be changed without a vote by the holders of a majority of the outstanding shares of the Fund. Policies requiring such a vote to effect a change are known as "fundamental." Included in the Funds' fundamental policies is the restriction that no Fund may invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Manager will monitor the amount of illiquid securities in the Funds' portfolios, under the supervision of the Board of Trustees, to ensure compliance with the Funds' investment restrictions. A complete list of the Funds' fundamental investment limitations is set out in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES AND CONSIDERATIONS

FOREIGN SECURITIES. Subject to its investment objective and policies stated above, each Fund may invest in debt and equity securities of foreign issuers that may or may not be publicly traded in the United States. Such securities may include, subject to the further investment limitations stated under "Investment Company Securities," below, shares of open-end investment companies that invest primarily in securities of foreign issuers. It is currently the intention of each Fund to invest no more than 20% of its total assets at the time of purchase in securities of foreign issuers, of which up to 10% of such total assets may be invested in debt obligations of foreign issuers. Foreign debt securities may include Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers) and Eurobonds (bonds issued in a country and sometimes a currency other than the country of the issuer). A Fund's investment limitations regarding its investments in foreign securities also apply to investments in dollar-denominated American Depositary Receipts ("ADRs") traded in the United States on exchanges or in the over-the-counter markets. ADRs are dollar-denominated receipts for the shares of a foreign-based corporation held by a U.S. bank and traded in U.S. markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. The Funds may be subjected to additional risks associated with the holding of property abroad such as future political and economic developments, currency fluctuations, possible withholding of tax payments, possible seizure or nationalization of foreign assets, possible establishment of currency exchange control regulations or the adoption of other foreign government restrictions that might adversely affect the payment of principal or interest on foreign securities in the Funds. Securities of some foreign companies are less liquid, and their prices more volatile, than those of domestic companies. There is less publicly available information about foreign companies than domestic companies, and foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.

CONVERTIBLE SECURITIES. The convertible securities in which the Funds may invest include convertible preferred stocks, convertible debentures and warrants which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period. Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock but generally have a lower level of risk because the yield is higher and the security is senior to common stock. Convertible securities may also include warrants which give the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price but which do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised.

OPTIONS. Each of the Funds may purchase put and call options on listed securities and stock indexes so long as the aggregate premiums paid for options does not exceed 2% of the net assets of the Fund (this restriction does not apply to options on futures contracts). Put options may be purchased in order to protect the Fund's portfolio securities in expectation of a declining market, and call options may be purchased to benefit from anticipated price increases in the underlying securities or index. A Fund may not write put options but may write fully covered call options in order to realize current income from the premiums received as long as the Fund remains fully covered throughout the life of the option, either by owning the optioned securities or possessing a call issued by another writer that is identical in all respects to the call written by the Fund.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. Although the Fund's risk when purchasing options is limited to the amount of the original premiums paid plus transaction costs, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. When writing covered call options, the Fund gives up the opportunity to profit from a price increase in the underlying security above the option's exercise price in return for the premium, but retains the risk of loss should the price of the underlying security fall. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives, and there is no guarantee that a liquid secondary market for particular options will exist. For additional information relating to options transactions and the particular risks thereof, please refer to the Statement of Additional Information.

FUTURES. The Funds may purchase and sell futures contracts (and may purchase related options) on domestic and foreign stock indexes, interest rates, bonds and currencies as a hedge against anticipated interest rate fluctuations or changes resulting from market conditions in the values of the securities that a Fund holds in its portfolio or intends to purchase or sell, and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's portfolio. In addition, the Funds may purchase and sell futures contracts on interest rates, bonds and stock indexes, such as U.S. Treasury bonds or the S&P 500 Index, as a substitute for purchasing or selling the underlying securities. The Fund may not purchase or sell a futures contract or purchase a related option unless, immediately after any such transaction, the sum of the aggregate amount of initial margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

The Funds may be subject to additional risks associated with futures contracts, such as the possibility that the Manager's forecasts of market values and other factors are not correct, imperfect correlation between a Fund's hedging instrument and the asset or liability being hedged, default by the other party to the transaction, and inability to close out a position because of the lack of a liquid market. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by the Manager may still not result in a successful hedging transaction over a short time frame. More information regarding futures contracts and related options, including the costs and risks related to such instruments, is included in the Statement of Additional Information.

The transactions described in "Options" and "Futures," above, are frequently referred to as derivative transactions. In general, derivatives are instruments whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset.

VARIABLE RATE INSTRUMENTS. The Funds may invest in variable and floating rate instruments, which may include master demand notes.

Although payable on demand by a Fund, master demand notes may not be marketable. Consequently, the ability to redeem such notes may depend on the borrower's ability to pay, which will be monitored by the Manager. Such notes will be purchased only from domestic corporations that either (a) are rated Aa or better by Moody's or AA or better by S&P, (b) have commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, (c) are backed by a bank letter of credit or
(d) are unrated and are determined by the Manager to be of a quality comparable to securities described in either clause (a) or (b).

INVESTMENT COMPANY SECURITIES. As described under "Cash Equivalents," above, the Funds may invest in securities of Money Market Funds as a temporary defensive measure, when market conditions are uncertain or unusual, or for other purposes. The Funds may also invest in securities issued by other open-end investment companies, including those which invest in foreign securities of the type in which the Funds are authorized to invest. No more than 10% of the value of a Fund's total assets will be invested in securities of other investment companies, with no more than 5% invested in the securities of any one investment company. In addition, a Fund may hold no more than 3% of the outstanding voting stock of any other investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees; however, Bank of America will reduce its advisory fees by the amount of any advisory fees of such other investment company borne by the Funds.

The Company reserves the right to apply to the Securities and Exchange Commission for an exemption from certain other provisions of the 1940 Act, which limit each Fund's investment in investment companies to the percentages of its total assets indicated above. If an exemption is applied for and granted, each Fund may not be limited as to the amount of its total assets that may be invested in securities of other investment companies managed by the Manager. Prior to any such investment, the Funds' shareholders will be asked to approve the other funds, this Prospectus will be amended to describe the other funds, and all operating expenses of the Funds will be paid by the Manager.

REPURCHASE AGREEMENTS. The Funds may buy securities subject to the seller's agreement to repurchase them at an agreed upon time and price. These transactions are known as repurchase agreements. The Funds will enter into repurchase agreements only with banks which have a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or registered broker-dealers deemed creditworthy by the Manager, under guidelines approved by the Company's Board of Trustees. A Fund's investments in repurchase agreements with maturities greater than seven days, together with all other illiquid securities, will not exceed 10% of the value of its net assets.

During the term of any repurchase agreement, the seller must maintain the value (including accrued interest) of the securities subject to the agreement in an amount that is greater than the repurchase price. The Manager monitors that value to make sure that it is maintained. Nonetheless, should the seller default on its obligations under the agreement, the Fund would be exposed to possible loss due to adverse market action or delays connected with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, the Funds sell portfolio securities to financial institutions and agree to buy them back later at an agreed upon time and price. The Funds will conduct reverse repurchase transactions only with banks which have a commercial paper rating of A-2 or better by S&P or Prime-2 or better by Moody's or registered broker-dealers deemed creditworthy by the Manager, under guidelines approved by the Company's Board of Trustees.

When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities which have a value equal to or greater than the repurchase price. The account is monitored by the Manager to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. The Funds will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests.

SECURITIES LENDING. In order to earn additional income, the Funds may lend portfolio securities to broker-dealers that the Manager considers to be of good standing. Borrowers of portfolio securities may not be affiliated directly or indirectly with the Company. If the broker-dealer should become bankrupt, however, a Fund could experience delays in recovering its securities. A securities loan will only be made when, in the Manager's judgment, the possible reward from the loan justifies the possible risks. In addition, such loans will not be made if, as a result, the value of securities loaned by a Fund exceeds 10% of its total assets. Securities loans will be fully collateralized.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. A Fund will set aside in a segregated account cash or liquid securities equal to the amount of any when-issued or forward commitment purchases. A Fund's when-issued purchases and forward commitments may not exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

SECURITIES ISSUED BY BANK OF AMERICA AND AFFILIATES. The Funds will not invest in instruments or securities issued by Bank of America or any of its affiliates.

FUND TRANSACTIONS. Other investment companies and accounts managed by the Manager and its affiliated entities may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, available investments or opportunities for sales will be equitably allocated pursuant to procedures of Bank of America. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

From time to time, the Funds may pay brokerage commissions to an affiliate of the Funds' distributor, Concord Financial Group, Inc. (the "Distributor"), on securities acquired by a Fund. In allocating the purchase and sale orders for investment securities involving the payment of brokerage commissions or dealer concessions, the Manager may consider the sale of Fund shares by broker-dealers and other financial institutions (including affiliates of the Manager and the Funds' distributor to the extent permitted by law), provided it believes the quality of the transaction and the price to a Fund are not less favorable than what they would be with any other qualified firm.

PORTFOLIO TURNOVER. The Funds' investment practices may result in portfolio turnover greater than that of other mutual fund portfolios. Higher rates of turnover may require payment of brokerage commissions, impose other transaction costs and could increase substantially the amount of income received by the Funds that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes (see "Tax Information"). Although no commissions are paid on bond transactions, purchases and sales are at net prices which reflect dealers' mark-ups and mark-downs, and a higher portfolio turnover rate for bond investments will result in the payment of more dealer mark-ups and markdowns than would otherwise be the case. Each Fund's annual portfolio turnover rate is not expected to exceed 150% for common stock investments and 100% for bond investments and its composite annual portfolio turnover rate is not expected to exceed 125%. Turnover will not be a limiting factor in making investment decisions for the Funds.

                              SHAREHOLDER GUIDE

THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS REGARDING BUYING AND SELLING A FUND'S SHARES AND REGARDING A FUND'S DIVIDENDS.


HOW TO BUY SHARES

WHAT IS MY MINIMUM INVESTMENT IN A FUND?


Generally, there is a minimum investment requirement of $500 for initial purchases and $50 for subsequent purchases, although these amounts may be altered in certain circumstances as shown below and may be changed at anytime in the sole discretion of the Funds.

                              INVESTMENT MINIMUMS
                         FOR SPECIFIC TYPES OF ACCOUNTS

                              INITIAL     SUBSEQUENT
                              INVESTMENT  INVESTMENT
                              -------    -------------
  Regular Account             $   500*        $50
  Automatic Investment Plan   $    50         $50
  IRAs, SEP-IRAs (one
    participant)              $   500     No minimum
  Spousal IRAs**              $   250     No minimum
  SEP-IRAs (more than one
    participant)              $ 2,500     No minimum


  * The minimum investment is $100 for purchases made through Bank of America's trust and agency accounts or a Service Organization (defined below) whose clients have made aggregate minimum purchases of $1,000,000. For shares purchased with a Bank AmeriChoice award certificate the minimum investment is $200.


 ** A regular IRA must be opened in conjunction with this account.

WHAT ALTERNATIVE SALES ARRANGEMENTS ARE AVAILABLE?

Each Fund issues two classes of shares. Class A shares are sold to investors choosing the initial sales charge alternative, and Class B shares are sold to investors choosing the deferred sales charge alternative. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B shares bear the expenses of distribution plan fees and the deferred sales charge arrangements and any expenses (which may include incremental transfer agency costs) resulting from such arrangements, and have exclusive voting rights with respect to the distribution plan. The two Classes also have different exchange privileges, as described below.

The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by the amount of the distribution plan fees attributable to Class B shares and incremental expenses associated with such plan. Sales personnel may receive different compensation for selling Class A and Class B shares, and only Class A shares may be available for purchase through certain securities dealers.

HOW ARE SHARES PRICED?

Shares are purchased at their public offering price, which is based upon a Fund's net asset value per share, plus a front-end sales load on the Class A shares. Each Fund calculates its net asset value ("NAV") as follows:

         (Value of Fund Assets) - (Fund Liabilities)
NAV =  ----------------------------------------------------
                 Number of Outstanding Shares

Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) on days the Exchange is open.

A Fund's investments in securities that are primarily traded on a domestic exchange or traded on the NASDAQ National Market System are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded are valued at the last current bid quotation if market quotations are available. Except for short-term securities with remaining maturities of 60 days or less ("Short-Term Securities"), fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-Term Securities are valued at amortized cost, which approximates market value. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Futures contracts and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is generally completed prior to the end of regular trading on the Exchange. Trading may occur in foreign securities, however, on Saturdays and U.S. holidays and at other times when the Exchange is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the net asset value of a Fund. There may be variations in the net asset value per share of a Fund on days when net asset value is not calculated and on which shareholders of a Fund cannot redeem due to changes in values of securities traded in foreign markets. For further information about valuing securities, see the Statement of Additional Information. For voice recorded price and yield information call (800) 247-9728.

  CLASS A SHARES SALES LOAD. The front-end sales load for the Class A shares of each Fund begins at 4.50% of the offering price and may decrease as the amount you invest increases, as shown in the following chart:


                           AS A % OF
                         --------------        DEALER'S
                                   NET         REALLOWANCE
                         OFFERING  ASSET       AS A
                         PRICE     VALUE       % OF
      AMOUNT OF          PER       PER         OFFERING
     TRANSACTION         SHARE     SHARE       PRICE*
  ------------------     ----      ----        ----
  Less than $100,000     4.50      4.71        4.00
  $100,000 but less
    than $250,000        3.75      3.90        3.35
  $250,000 but less
    than $500,000        2.50      2.56        2.20
  $500,000 but less
    than $750,000        2.00      2.04        1.75
  $750,000 but less
    than $3,000,000      1.00      1.01        0.90
  $3,000,000 or more     0.00      0.00        0.00




 * Dealer's reallowance may be changed periodically.

 From time to time, the Funds' Distributor may make or allow additional payments or promotional incentives in the form of cash or other compensation such as trips to sales seminars, tickets to sporting and other entertainment events and gifts of merchandise to firms that sell shares of the Funds.

  CLASS B SHARES DEFERRED SALES CHARGE. Investors choosing the deferred sales charge alternative purchase Class B shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Funds'

Distributor compensates broker-dealers that have entered into a selling agreement with the Distributor from its own funds at the time the shares are purchased. The proceeds of the contingent deferred sales charge and the ongoing distribution plan fees described below are used to reimburse the Distributor for its expenses, including compensation of broker-dealers.

Class B shares that are redeemed within 6 years of purchase are subject to the contingent deferred sales charge at the rates set forth below, charged as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Class B shares will convert to Class A shares on the first business day of the month following the eighth anniversary of the date of purchase.


                         CONTINGENT DEFERRED SALES
                          CHARGE AS A PERCENTAGE
   YEARS ELAPSED SINCE       OF DOLLAR AMOUNT
        PURCHASE             SUBJECT TO CHARGE
   -------------------   -------------------------
   Less than one                    5.0%
   More than one, but
     less than two                  4.0%
   More than two, but
     less than three                3.0%
   More than three,
     but less than
     four                           3.0%
   More than four, but
     less than five                 2.0%
   More than five, but
     less than six                  1.0%
   After six years                  None


In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of your holdings of Class B shares above the total amount of payments for the purchase of Class B shares during the preceding 6 years; then of amounts representing the cost of Class B shares held beyond the applicable contingent deferred sales charge period; and finally, of amounts representing the cost of the Class B shares held for the longest period of time.

As an example, assume that you purchased 100 shares at $10 per share (at a cost of $1,000), that in the third year after purchase the net asset value per share is $12, and that during the three-year period you had acquired 10 additional shares through dividend reinvestment. If at such time you make your first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

  WHEN NO SALES LOAD IS APPLIED. You pay no front-end sales load on the following types of transactions:

- reinvestment of dividends or distributions;

- exchanges from Class A shares of another Time Horizon Fund or any Class A shares offered by Pacific Horizon Funds, Inc. ("Pacific Horizon Funds");

- employer-sponsored employee pension or retirement plans making direct investments in a Fund;

- any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account);

- any purchase of shares made with proceeds from the redemption of another open-end investment company on which you paid a front-end sales charge where
  (i) such redemption occurred within thirty (30) days prior to the date of the purchase order; and (ii) such other investment company is distributed and advised by entities other than the Distributor and Bank of America, respectively, or their affiliates. You must notify the Company and/or Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g. a confirmation of redemption);



- accounts that are opened for shareholders where the initial amount invested represents redemption proceeds from a terminated thrift plan that has made arrangements with the Funds' Distributor for such treatment, and subsequent investments into such accounts, provided that: (i) the initial purchase of shares of the Fund is made within 60 days of the redemption from the thrift plan, and (ii) sufficient documentation as the Funds' Distributor may require is provided at the time such Fund shares are purchased;

- accounts opened by a bank, trust company or thrift institution, acting as a fiduciary, provided appropriate notification of such status is given at the time of investment;


- any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Seattle-First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;



- holders of the Bank Americard with an appropriate award certificate with the Bank AmeriChoice Program;


- any purchase of shares pursuant to the Reinstatement Privilege described below; and

- any purchase of shares pursuant to the Directed Distribution Plan described below.

Additionally, the following individuals are not required to pay a front-end sales load when purchasing Fund shares:

- Members of the Company's Board of Trustees;


- U.S.-based employees and retirees (including employees who are U.S. citizens but work abroad and retirees who are U.S. citizens but worked abroad) of Bank of America or any of its affiliates, and their spouses, minor children, grandchildren and parents, as well as members of the Board of Directors of Bank of America or any of its affiliates; and


- registered representatives or full-time employees of broker-dealers having agreements with the Funds' Distributor pertaining to the sale of Fund shares (and their spouses and minor children) to the extent permitted by such organizations.

  WHEN NO CONTINGENT DEFERRED SALES CHARGE IS APPLIED. To receive one of the first three exemptions listed below, you must explain the status of your redemption at the time you redeem your shares. The contingent deferred sales charge with respect to Class B Shares is not charged on (1) exchanges described under "Shareholder Services -- Can I Exchange My Investment From One Fund to Another?"; (2) redemptions in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder's reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code); and (4) involuntary redemptions as a result of an account's net asset value remaining below $500 after 60 days written notice. In addition, no contingent deferred sales charge is charged on shares acquired through the reinvestment of dividends or distributions.

  RIGHTS OF ACCUMULATION. When buying Class A shares in the Time Horizon Funds, your current aggregate investment determines the sales load that you pay. Your current aggregate investment is the accumulated combination of your immediate investment along with the value of Class A shares that you beneficially own in any other Time Horizon Fund on which you paid a sales load (including shares that carry no sales load but were obtained through an exchange and can be traced back to shares that were acquired with a sales load). There is no specified time limit within which purchases must be made to qualify for rights of accumulation.

To qualify for a reduced sales load on Class A shares, you or your Service Organization (which is an institution such as a bank or broker-dealer that has entered into a selling and/or servicing agreement with the Funds' Distributor) must notify the Funds' transfer agent, BISYS Fund Services Ohio, Inc. (the "Transfer Agent"), at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge. If you want to participate you can so indicate on your Account Application or make a subsequent written request to the Transfer Agent.

Example: Suppose you beneficially own Class A shares of Portfolio 3 that can be traced back to the purchase of shares carrying a sales load (or any combination thereof) with an aggregate current value of $90,000. If you subsequently purchase additional Class A shares of Portfolio 2 with a current value of $10,000, the load applicable to the subsequent purchase would be reduced to 3.75% of the offering price.

  LETTER OF INTENT. You may also obtain a reduced sales charge on Class A shares by means of a written Letter of Intent, which expresses your non-binding commitment to invest in the aggregate a gross amount of $100,000 or more within a period of 13 months, beginning up to 90 days prior to the date of the Letter's execution. Class A shares of Time Horizon Funds purchased during that period count as a credit toward completion of the Letter of Intent. Any investments you make during the period receive the discounted sales load based on the full amount of your investment commitment. When your commitment is fulfilled, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of your Letter of Intent.

While signing a Letter of Intent does not bind you to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, you must complete the intended purchase to obtain the reduced sales load. When you sign a Letter of Intent, the Company holds in escrow shares purchased by you in an amount equal to 5% of the total amount of your commitment. After you fulfill the terms of the Letter of Intent, the escrow will be released.

If your aggregate investment exceeds the amount indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales load applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase.

If your aggregate investment is less than the amount you committed, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent will redeem an appropriate number of shares held in escrow to realize the difference.

If you would like to participate, complete the Letter of Intent on your Account Application. Please read it carefully, as you will be bound by its terms. If you have any questions regarding the Letter of Intent, call (800) 247-9728.

HOW DO I DECIDE WHICH CLASS TO BUY?

The alternative sales arrangements of the Funds permit investors to choose the method of purchasing shares that is most beneficial given the amount of their purchase, the length of time they expect to hold the shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge and an ongoing shareholder service plan fee, as discussed below, or to have the entire initial purchase price invested in a Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing shareholder service plan and distribution fees.

As an illustration, investors who qualify for a significantly reduced sales load, as described above, might elect the initial sales charge alternative (Class A shares) because similar sales charge reductions are not available for purchases under the deferred sales charge alternative (Class B shares). Moreover, Class A shares would not be subject to an ongoing distribution plan fee, as described below. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially.

Investors not qualifying for a reduced initial sales charge who expect to maintain their investment for an extended period of time might also elect the initial sales charge alternative because over time the accumulated continuing shareholder service and distribution fees related to Class B shares may exceed the initial sales charge and ongoing shareholder service fees related to Class A shares. However, such investors must weigh this consideration against the fact that not all their funds will be invested initially. Furthermore, the ongoing shareholder service and distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the deferred sales charge alternative.

Certain other investors might determine it to be more advantageous to have all their funds invested initially, although subject to continuing shareholder service plan and distribution plan fees, and to a contingent deferred sales charge for a 6-year period of time.

HOW CAN I BUY SHARES?

The chart below provides more information regarding some of the different methods for investing in the Funds.

                                         TO BUY SHARES
--------------------------------------------------------------------------------------------------------
                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
              THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
              (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE FUND'S TRANSFER AGENT)
                                       Contact them directly for       Contact them directly for
                                       instructions                    instructions
--------------------------------------------------------------------------------------------------------
                                      THROUGH THE DISTRIBUTOR
               (IF YOU ARE OR WILL BE THE SHAREHOLDER OF RECORD ON THE FUND'S BOOKS)
    BY MAIL
                                       Complete Account Application    Mail all subsequent
                                       and mail it with a check        investments to:
                                       (payable to the Time Horizon
                                       Funds, Portfolio selected) to   Time Horizon Funds,
                                       the address on the              File No. 54614
                                       application.                    Los Angeles, CA 90074-4614
--------------------------------------------------------------------------------------------------------
    IN PERSON
    Time Horizon Funds                 Deliver Account Application     Deliver your payment directly
    BISYS Fund Services Ohio, Inc.     and your payment directly to    to the address on the left.
    3435 Stelzer Road                  the address on the left.
    Columbus, Ohio 43219
--------------------------------------------------------------------------------------------------------
    BY WIRE
    PNC Bank, NA                       A wire may not be used to       Contact the Fund's Transfer
                                       make an initial purchase.       Agent at (800) 247-9728 for
                                                                       wiring instructions.
                                                                       Instruct your bank to
                                                                       transmit immediately
                                                                       available funds for purchase
                                                                       of particular Fund shares in
                                                                       your name. Indicate that you
                                                                       are making a subsequent
                                                                       purchase. Be sure to include
                                                                       your Fund account number.

                                       Consult your bank for information on remitting funds by wire and any associated bank charges.

                                         TO BUY SHARES
--------------------------------------------------------------------------------------------------------
                                       OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------
    BY TELETRADE                       TeleTrade Privileges may not    You may place purchase orders
    (a service permitting transfers    be used to make an initial      by telephone in the minimum
    of money from your                 purchase.                       amount of $500 and the
    checking, NOW or bank                                              maximum amount of $50,000 per
    money market account)                                              transaction as soon as
                                                                       appropriate information
                                                                       regarding your bank account
                                                                       has been established on your
                                                                       Fund account. This
                                                                       information may be provided
                                                                       on the Account Application or
                                                                       in a signature guaranteed
                                                                       letter of instruction to the
                                                                       Transfer Agent. Signature
                                                                       guarantees are discussed
                                                                       under "How to Sell Shares,"
                                                                       below.

                                                                       Call (800) 247-9728 to make
                                                                       your purchase.

                           You should refer to the "Shareholder Services" section
                   below for additional important information about the TeleTrade Privilege.

                    YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS
                             AND EXCHANGES, TO INVEST IN YOUR FUND ACCOUNT.
                PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

Your shares will be purchased at the particular Fund's public offering price calculated at the next close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) after your purchase order is received in proper form by the Funds' Transfer Agent, BISYS Fund Services Ohio, Inc., at its Columbus office.

If you purchase shares through Bank of America, your broker or another Service Organization, the entity involved is responsible for transmitting your order and required funds to the Transfer Agent on a timely basis in accordance with the procedures in this Prospectus. Share purchases (and redemptions) executed through Bank of America or a Service Organization are executed only on days on which the particular institution and the Funds are open for business. Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of its business day. Except as provided in the following two sentences, if the order is not received in proper form by a Service Organization by 4:00 p.m. Eastern time or not received by the Transfer Agent by the close of its business day, the order will be based upon the next determined purchase price. The Company may from time to time in its sole discretion appoint one or more entities as the Funds' agent to receive irrevocable purchase and redemption orders and to transmit them on a net basis to the Transfer Agent. In these instances orders received by the entity by 4:00 p.m. Eastern time on a business day will be effected as of 4:00 p.m. Eastern time that day if the order is actually received by the Transfer Agent not later than the next business morning accompanied by payment in federal funds.

Please refer to "What is TeleTrade?" under "Shareholder Services," below, for information regarding purchases via TeleTrade.

WHAT ELSE SHOULD I KNOW TO MAKE A PURCHASE?

You must specify at the time of investment whether you are purchasing Class A or Class B shares.

Federal regulations require you to provide a certified taxpayer identification number upon opening or reopening your account. Applications received without a certified taxpayer identification number may be accepted but could be subject to backup withholding by the Funds on any distributions, redemptions or other disbursements.

If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Please remember that the Company reserves the right to reject any purchase order.

You should note that Bank of America, Service Organizations and registered investment advisers may charge a separate fee or transaction charge to their clients for providing them with administrative services related to their investment in the Funds' shares. These fees could constitute a substantial portion of smaller accounts and may not be in an investor's best interest. Bank of America and Service Organizations may also impose minimum customer account and other requirements in addition to those imposed by each Fund. If you purchase or redeem shares directly from a Fund, you may do so without incurring any charges other than those described in this Prospectus.

HOW TO SELL SHARES

HOW DO I REDEEM MY SHARES?

Time Horizon Funds makes it easy to sell, or "redeem," shares. A Fund imposes no charge when you redeem shares (other than the contingent deferred sales charge if you redeem Class B shares within 6 years of purchase). The value of the shares you redeem may be more or less than your cost, depending on a particular Fund's current net asset value.

If you purchased your shares through an account at Bank of America, your Broker or another Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. If you are also the shareholder of record on the Fund's books, you may redeem shares in accordance with the procedures described in the chart below as well as those of your account. To use the redemption methods described below, you must arrange with Bank of America or your Service Organization for delivery of the required application(s) to the Transfer Agent.

   ---------------------------------------------------------------------------------------------
                                      TO SELL SHARES
   ---------------------------------------------------------------------------------------------
            THROUGH BANK OF AMERICA, YOUR BROKER OR ANOTHER SERVICE ORGANIZATION
        (ORDERS ARE NOT EFFECTIVE UNTIL RECEIVED BY THE TRANSFER AGENT IN PROPER FORM)

                          Contact them directly for instructions.
   ---------------------------------------------------------------------------------------------
                                 THROUGH THE DISTRIBUTOR
                (IF YOU ARE A SHAREHOLDER OF RECORD ON THE COMPANY'S BOOKS)
   BY MAIL
   Time Horizon Funds               Send a signed, written request (each owner, including each
   c/o BISYS Fund Services          joint owner, must sign) to the Transfer Agent at the address
     Ohio, Inc.                     on the left.
   3435 Stelzer Road
   Columbus, Ohio 43219
   ---------------------------------------------------------------------------------------------
   IN PERSON
   Time Horizon Funds
   c/o BISYS Fund Services          Deliver your signed, written request (each owner, including
     Ohio, Inc.                     each joint owner, must sign) directly to the offices of the
   3435 Stelzer Road                Transfer Agent at the address on the left.
   Columbus, Ohio 43219
   ---------------------------------------------------------------------------------------------
   BY WIRE                          As soon as appropriate information regarding your bank
                                    account has been established on your Fund account, you may write, telephone or telegraph redemption requests to the
                                    Transfer Agent, and redemption proceeds will be wired in
                                    federal funds to the commercial bank you have specified.
                                    Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"

                                    Redemption proceeds will normally be wired the business day after your request and any other necessary documents have
                                    been received by the Transfer Agent.

                                    Wire Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    Requests must be for at least $1,000 and may be subject to limits on frequency and amount.

                                    Wire Privileges may be modified or suspended at any time.

                                    Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

                                       TO SELL SHARES
   ---------------------------------------------------------------------------------------------
   BY TELETRADE                     You may redeem Fund shares (minimum of $500 and maximum of
   (a service permitting            $50,000 per transaction) by telephone after appropriate
     transfers of money to your     information regarding your bank account has been established
   checking, NOW or bank money      on your Fund account. This information may be provided on
   market account)                  the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee
                                    requirements are discussed in the section entitled "What
                                    Kind Of Paperwork Is Involved In Selling Shares?"

                                    Redemption orders may be placed by calling (800) 247-9728.

                                    TeleTrade Privileges apply automatically unless you indicate on the Account Application or in a subsequent written notice to the Transfer Agent that you do not wish to have them.

                                    You should refer to the "Shareholder Services" section for additional important information about the TeleTrade
                                    Privilege.

         OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND AUTOMATIC WITHDRAWALS, ARE ALSO
   AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.


WHAT "NAV" WILL I RECEIVE FOR SHARES
I WANT TO SELL?

Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent at its Columbus office. Although the Funds impose no charge when Class A shares are redeemed, if you purchase your Class A shares through Bank of America or a Service Organization, they may charge a fee for providing certain services in connection with investments in the Funds' shares. As described in the section "Shareholder Guide -- How to Buy Shares," when you redeem your Class B shares within 6 years of purchase, you may be subject to a contingent deferred sales charge.

The Company reserves the right to redeem any account (other than IRA and non-working spousal IRA accounts) involuntarily if, after sixty days' written notice, the account's net asset value remains below a $500 minimum balance.

WHAT KIND OF PAPERWORK IS INVOLVED
IN SELLING SHARES?

Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming Class A or Class B shares. If you own both Class A and Class B shares, Class A shares will be redeemed first unless you request otherwise. Certain types of redemption requests will need to include a signature guarantee. Signature guarantees must accompany redemption requests for: (i) an amount in excess of $50,000; (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Funds' books; or (iii) an amount of $50,000 or less if the address of record has not been on the Funds' books for sixty days.

You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." The Transfer Agent will not accept guarantees from notaries public.

HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?

The Fund ordinarily will make payment for all shares redeemed within three days after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if the shares to be redeemed have been purchased by check or by TeleTrade, the Company will, upon the clearance of the purchase check or TeleTrade payment, mail the redemption proceeds. It may take up to 15 days for the purchase check or TeleTrade payment to clear. This does not apply to situations where a Fund receives payment in cash or immediately available funds for the purchase of shares.

Bank of America and the Service Organizations are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis.

DO I HAVE ANY REINSTATEMENT PRIVILEGES AFTER I HAVE REDEEMED SHARES?

You may reinvest all or any portion of your redemption proceeds in shares of the same class of the Time Horizon Fund out of which you redeemed, in like shares of another Fund in the Time Horizon Series of Funds or in like shares of a Pacific Horizon load fund within 90 days of your redemption trade date without paying a sales load. Upon such a reinvestment, the Distributor will credit to your account any contingent deferred sales charge imposed on any redeemed Class B shares. Shares so reinvested will be purchased at a price equal to the net asset value next determined after the Transfer Agent receives a reinstatement request and payment in proper form.

If you wish to use this privilege, you must submit a written reinstatement request to the Transfer Agent stating that you are eligible to use the privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times you may use this privilege.

Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemption for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under IRS "wash sale" rules.

DIVIDEND AND DISTRIBUTION POLICIES

Shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments of the Fund. A Fund's net income and net capital gains (if any) are declared and paid annually. Distributions are paid within five business days after the end of the year.

You will automatically receive dividends and capital gain distributions in additional shares without a sales load unless you: (i) elect in writing to receive payment in cash; or (ii) elect to participate in the Directed Distribution Plan described in the section below entitled "Can My Dividends From A Fund Be Invested In Other Funds?" To elect to receive payment in cash, or to revoke such election, you must do so in writing to the Transfer Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The election or revocation will become effective with respect to dividends paid after it is received by the Transfer Agent.

                              SHAREHOLDER SERVICES

   TIME HORIZON FUNDS PROVIDES A VARIETY OF WAYS TO MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.


Some or all of the following services and privileges as well as others described in this Prospectus may not be available for, or may have different conditions imposed on them than as described in this Prospectus with respect to, certain clients of Bank of America and particular Service Organizations. Consult these entities for more information.

CAN I USE A FUND IN MY RETIREMENT PLAN?

You are able to set up Individual Retirement Accounts ("IRAs"), including IRAs under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE. For details, contact the Distributor at (800) 247-9728. Investors should also read the IRA Disclosure Statement and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult their tax adviser.

CAN I EXCHANGE MY INVESTMENT FROM ONE FUND TO ANOTHER?

As a shareholder, you have the privilege of exchanging your shares for shares of the same class of another Time Horizon Fund or of a Pacific Horizon Fund that legally may be sold in your state of residence (the "Exchange Privilege"). An investment in a Fund automatically entitles you to use the Exchange Privilege unless you indicate on the Account Application or in a subsequent letter to the Transfer Agent that you do not wish to use the Exchange Privilege. No additional sales load will be incurred when exchanging Class A shares purchased with a sales load for Class A shares of another load fund. Class B shares of a Fund may be exchanged for Class B shares of any other Fund or for Pacific Horizon Shares of the Pacific Horizon Prime Fund (the "Prime Fund") without payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable upon redemption of Class B shares, the holding period of the shares originally held will be added to the holding period of the Class B shares acquired through exchange. However, if Class B shares are exchanged for shares of the Prime Fund, the holding period of the Prime Fund shares will not count toward the total holding period of the Class B shares.

Fund share transactions pursuant to the Exchange Privilege must have a current value of at least $500 and are subject to the minimum initial investment requirements of the particular Fund into which the exchange is being made. You may obtain a prospectus regarding the Fund into which you wish to make an exchange from your Service Organization or the Fund's Distributor.

You may provide instructions to effect the Exchange Privilege described above by calling the Transfer Agent at (800) 247-9728. (See the section below entitled "What is TeleTrade?" for a description of the Company's policy regarding responsibility for telephone instructions.) You may also send exchange instructions in writing by following the directions set forth previously under "How To Sell Shares."

If you would like more information on the Exchange Privilege, please read the Statement of Additional Information and consult your Service Organization or the Distributor.

The Funds reserve the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission.

WHAT IS TELETRADE?

TELETRADE IS A SERVICE WHICH ALLOWS YOU TO AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO PURCHASE SHARES IN OR REDEEM SHARES FROM AN ESTABLISHED FUND ACCOUNT. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY BETWEEN AN ACCOUNT AT A FINANCIAL INSTITUTION AND A FUND ACCOUNT WITH A SINGLE TELEPHONE CALL.

Purchase and redemption proceeds with respect to TeleTrade transactions will be transferred between your Fund account and the checking, NOW or bank money market account designated by you. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. TeleTrade purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Redemption proceeds will be on deposit in your account at your financial institution generally two business days after the redemption request is received by the Transfer Agent. You may also request receipt of your redemption proceeds by check, which will be payable to the registered owners of your Fund account and will be sent only to the address of record.

You should note that the Transfer Agent may act upon a telephone redemption request (including a telephone wire redemption request) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Company will use such procedures as are considered reasonable. These procedures include (1) establishing the identity of the caller by use of a "Personal Identification Number" and/or confirming the shareholder's name, address and Taxpayer Identification Number; (2) recording all telephone conversations with the Transfer Agent; (3) transmitting redemption proceeds only according to previously established instructions; and (4) mailing a statement confirming each transaction to the shareholder. If you should experience difficulty in contacting the Transfer Agent to place telephone redemptions (including telephone wire redemption requests), for example because of unusual market activity, you are urged to consider redeeming your shares by mail or in person.

The Funds may modify the TeleTrade Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

CAN I ARRANGE TO HAVE AUTOMATIC
INVESTMENTS MADE ON A REGULAR BASIS?

YOU MAY ARRANGE, THROUGH THE AUTOMATIC INVESTMENT PROGRAM, FOR SYSTEMATIC INVESTMENTS IN YOUR FUND ACCOUNT IN AMOUNTS OF $50 OR MORE BY DIRECTLY DEBITING YOUR ACCOUNT AT YOUR FINANCIAL INSTITUTION. At your option, your checking, NOW or bank money market account designated by you will be debited in the specified amount, and a particular Fund's shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only accounts maintained at a domestic financial institution which permits automatic withdrawals and is an Automated Clearing House member are eligible. The Automatic Investment Program is one means by which you may use Dollar Cost Averaging in making investments.

WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR PREDETERMINED INTERVALS. BECAUSE MORE SHARES ARE BOUGHT DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE BOUGHT WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED. You may also implement Dollar Cost Averaging on your own initiative or through other entities.

In order to be effective, Dollar Cost Averaging should be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price.

To establish an Automatic Investment account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the Account Application or in a subsequent written request to the Transfer Agent. You may cancel this privilege or change the amount of purchase at any time by mailing written notification to the Transfer Agent.

Notification will be effective three business days following receipt. The Funds may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated.

CAN I ARRANGE PERIODIC WITHDRAWALS?

IF YOU ARE A SHAREHOLDER WITH A FUND ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $50 FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL PLAN.

At your option, monthly, quarterly, semi-annual and annual withdrawals will be made on either the first or fifteenth day of the particular month selected. To participate in this Plan, check the appropriate box and supply the necessary information on the Account Application or in a subsequent signature guaranteed written request to the Transfer Agent. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the Funds' sales load.

Use of this Plan may also be disadvantageous for Class B shares during the first 6 years shares are held, due to the potential need to pay a contingent deferred sales charge.

CAN MY DIVIDENDS FROM A FUND BE
INVESTED IN OTHER FUNDS?

YOU MAY ELECT TO HAVE YOUR DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, OR BOTH ("DISTRIBUTION PROCEEDS") RECEIVED FROM A NON-RETIREMENT FUND ACCOUNT AUTOMATICALLY INVESTED IN SHARES OF ANY OTHER INVESTMENT PORTFOLIO OF THE COMPANY, OR IN SHARES OF AN INVESTMENT PORTFOLIO OF PACIFIC HORIZON FUNDS, PROVIDED SUCH SHARES ARE HELD IN A NON-RETIREMENT ACCOUNT. To participate in this program, known as the Directed Distribution Plan, check the appropriate box and supply the necessary information on the Account Application or subsequently send a written request to the Transfer Agent. Investments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

There are no subsequent investment requirements for accounts to which distribution proceeds are directed nor are service fees currently charged for effecting these transactions.

IS THERE A SALARY DEDUCTION PLAN AVAILABLE?

YOU MAY PURCHASE A FUND'S SHARES BY HAVING PAYMENTS AUTOMATICALLY DEPOSITED INTO YOUR FUND ACCOUNT (MINIMUM OF $50 AND MAXIMUM OF $50,000 PER TRANSACTION) IF YOU RECEIVE A FEDERAL SALARY, SOCIAL SECURITY OR CERTAIN VETERAN'S, MILITARY OR OTHER PAYMENTS FROM THE FEDERAL GOVERNMENT. Subject to these limitations, you may deposit as much of your payments as you wish. For instructions on how to enroll in this Direct Deposit Program, call the Transfer Agent at (800) 247-9728.

Note: Death or legal incapacity will terminate participation in the Program. You may also choose at any time to terminate your participation by notifying the appropriate federal agency in writing. Further, a Fund may terminate your participation after 30 days' notice.

                           THE BUSINESS OF THE FUNDS

                               BOARD OF TRUSTEES

The business affairs of Time Horizon Funds are managed under the general supervision of its Board of Trustees, under the laws of the State of Delaware.

Information about the Trustees and officers of the Company is included in the Statement of Additional Information in the section entitled "Management."

EXPENSES

Operating expenses borne by the Funds include taxes, fees and expenses of the Trustees and officers, administration, custodial and transfer agency fees, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and meetings and any extraordinary expenses. The Funds' expenses also include Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and certain shareholder servicing fees. Except as noted in this Prospectus, the service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations.

                                    MANAGER

Bank of America serves as the Funds' Manager. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Its principal offices are located at 555 California Street, San Francisco, California 94104.

Formed in 1904, Bank of America is a national banking association that provides commercial banking and trust business through an extensive system of branches across the western United States. Bank of America's principal banking affiliates operate branches in ten U.S. states as well as corporate banking and business credit offices in major U.S. cities and branches, corporate offices and representative offices in 37 countries.

In its management agreement, Bank of America has agreed to manage the Funds' investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of the Funds' securities. The management agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control and management of Bank of America's parent, BankAmerica Corporation. Bank of America may also employ a sub-adviser provided that Bank of America remains fully responsible to the Funds for the acts and omissions of the sub-adviser.

Bank of America Illinois' Investment Advisors Division is responsible for the day-to-day investment activities of the Funds. The investment management team is headed by James Miller, Executive Vice President and Chief Investment Officer of BofA Illinois (a wholly-owned subsidiary of BankAmerica Corporation). Mr. Miller has been associated with BofA Illinois (and its predecessor Continental Bank) since 1988. Mr. Miller is a Chartered Financial Analyst, a member of the Association of Investment Management and Research, and a Director of the Investment Analysts Society of Chicago.

Under its management agreement, Bank of America has also agreed to provide statistical and research data, data processing services, and clerical services, and coordinate the preparation of reports to shareholders of the Funds and the Securities and Exchange Commission.

For its services as manager, Bank of America is entitled to receive a fee from the Funds at the annual rate of .60% of the Funds' average daily net assets. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below in the section entitled "Fee Waivers.") In addition, Bank of America, and its affiliates may be entitled to fees under the Shareholder Services Plan as described below in "Plan Payments" and may receive fees charged directly to their accounts in connection with investments in a particular Fund's shares.


Pursuant to the authority granted in its management agreement, Bank of America has entered into a Sub-Administration Agreement with BISYS Fund Services Limited Partnership ("BISYS Fund Services") under which BISYS Fund Services will perform certain of the services listed above, e.g., pay the costs of maintaining the offices of the Company, maintain the registration or qualification of the Funds' shares for sale under state securities laws; maintain books and records of the Funds; and generally assist in all aspects of the operations of the Funds. Bank of America bears all fees and expenses charged by BISYS for these services.


                                FUND ACCOUNTANT


BISYS Fund Services Ohio, Inc. ("BISYS") serves as fund accountant of the Funds.


In its accounting services agreement, BISYS has agreed to provide certain accounting services to the Funds including calculation of the net asset value of the Funds, and dividends and capital gains distributions to shareholders, and preparation of tax returns.

For its services under its accounting services agreement, BISYS is entitled to receive an annual fee from the Funds based on the greater of $2,500 or the following fee schedule: 0.0125% of the Funds' average net assets between $10 million and $50 million; 0.025% of average net assets between $50 million and $200 million; 0.02% of average net assets between $200 million and $500 million; and 0.015% of average net assets greater than $500 million. This amount may be reduced pursuant to undertakings by Bank of America. (See the information below in the section entitled "Fee Waivers.")

                                  DISTRIBUTOR


The Funds' shares are sold on a continuous basis by Concord Financial Group, Inc. The Distributor is an indirect, wholly-owned subsidiary of The BISYS Group, Inc. Its principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A., Broad and Chestnut Streets, Philadelphia, Pennsylvania, 19101 serves as the custodian of the Fund. BISYS Fund Services Ohio, Inc. is the transfer and dividend disbursing agent of the Funds and is located at 3435 Stelzer Road, Columbus, Ohio, 43219.

FEE WAIVERS

Bank of America has agreed to reduce its fees and absorb other operating expenses to ensure that the operating expenses for each Fund (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 1.00% and 1.75% of the average net assets of each Fund's Class A and Class B shares, respectively, on an annual basis for the first twelve months of the Funds' operations.


Expenses can also be reduced by voluntary fee waivers and expense reimbursements by Bank of America and other service providers as well as by certain expense limitations imposed by state securities regulators. From time to time during the course of the Funds' fiscal year, Bank of America and/or the Distributor may prospectively waive fee payments and/or may assume certain of the Funds' expenses as a result of competitive pressures and in order to preserve and protect the business and reputation of Bank of America and the Distributor. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed, and decreasing yield when such fees or amounts are reimbursed. However, the service providers retain the ability to stop such fee waivers at any time.


                                 PLAN PAYMENTS
   THE COMPANY HAS ADOPTED A SHAREHOLDER SERVICE PLAN FOR CLASS A AND CLASS B SHARES, AND A DISTRIBUTION PLAN FOR CLASS B SHARES

The Company has adopted a Shareholder Service Plan for Class A and Class B shares, under which the Class A and Class B shares of the Funds reimburse the Distributor and Service Organizations for shareholder servicing expenses incurred. The Company has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Class B shares of each Fund compensate the Distributor for services rendered and costs incurred in connection with distribution of the Class B shares.

THE SHAREHOLDER SERVICE PLAN

Shareholder servicing expenses include expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for support services for the beneficial owners of a Fund's shares, such as establishing and maintaining accounts and records relating to the Service Organization's clients who invest in Fund shares; assisting those clients in processing exchange and redemption requests and in changing dividend options and account designations; and responding to inquiries from clients concerning their investments.

Under the Shareholder Service Plan, payments by a Fund for shareholder servicing expenses may not exceed 0.25% (annualized) of the Fund's average daily net assets.

If in any month the Distributor is due more monies than are immediately payable because of the percentage limitation described above, the unpaid amount is "carried forward" from month to month while the Shareholder Service Plan is in effect until such time when it may be paid. However, any "carried forward" amounts will not be payable beyond the fiscal year during which the amounts are accrued. No interest, carrying or other finance charge is borne by a Fund with respect to the amount "carried forward."

Banks may act as Service Organizations. The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. If a bank were prohibited from acting as a Service Organization its shareholder clients would be permitted to remain Company shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Company might occur and a shareholder serviced by such bank might no longer be able to avail itself of the automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

THE DISTRIBUTION PLAN

Distribution expenses include advertising and marketing expenses, commissions and other payments to broker-dealers and others which have entered into agreements with the Distributor, the expenses of preparing, printing and distributing prospectuses, and indirect and overhead costs associated with the sale of Class B shares.

Under the Distribution Plan, payments by the Class B shares of a Fund for distribution expenses are incurred at the rate of 0.75% (annualized) of the average daily net assets of the Fund attributable to the Class B shares. This amount may be reduced pursuant to the undertakings by the Distributor.

The Distribution Plan is a "compensation" plan, which means that the distribution fees paid to the Distributor under the Plan are intended to compensate the Distributor for services rendered and expenses borne even if the amounts paid exceed the Distributor's actual expenses (in which case the Distributor would realize a profit). If in any month the Distributor's expenses incurred in connection with the distribution of a Fund's Class B shares exceed the distribution fees paid by the Fund, the Distributor will recover the excess only if the Distribution Plan with respect to such shares continues to be in effect in some later year when the distribution fees exceed the Distributor's expenses. No interest, carrying or other finance charge is borne by a Fund with respect to any amounts "carried forward," and no Fund will be obligated to pay any unreimbursed expenses that may exist at such time, if any, as the Distribution Plan is terminated.

                                TAX INFORMATION

YOU WILL BE ADVISED AT LEAST ANNUALLY REGARDING THE FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS MADE TO YOU. YOU SHOULD SAVE YOUR ACCOUNT STATEMENTS BECAUSE THEY CONTAIN INFORMATION YOU WILL NEED TO CALCULATE YOUR CAPITAL GAINS OR LOSSES UPON YOUR ULTIMATE SALE OR EXCHANGE OF SHARES IN THE FUNDS.

As with any investment, you should consider the tax implications of an investment in a Fund. The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Consult your tax adviser with specific reference to your own tax situation.

FEDERAL TAXES

Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code") for the current taxable year. As a result of this qualification, the Funds generally are not required to pay federal income taxes to the extent earnings are distributed in accordance with the Code. The Funds intend to qualify for this special tax treatment as long as it is in the best interest of shareholders.

Distributions (whether received in cash or additional shares) of ordinary income and/or excesses of net short-term capital gain over net long-term capital loss are taxable to the shareholder as ordinary income. (These distributions are eligible for the dividends received deduction allowed to corporations to the extent of the total qualifying dividends received by the Funds from domestic corporations for the taxable year.)

Any distribution you receive comprised of the excess of net long-term capital gain over net short-term capital loss will be taxed as a long-term capital gain no matter how long you have held a Fund's shares. (Such distributions are not eligible for the dividends received deduction allowed to corporations.)

A dividend paid to a shareholder by the Funds in January of a particular year will be deemed to have been received by the shareholder on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a specified date in October, November or December of that preceding year.

If you are considering buying shares of a Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

You may realize a taxable gain (or loss) upon redemption or exchange of a Fund's shares, depending upon the tax basis of your shares and their price at the time of such redemption or exchange. Generally, you may include sales loads incurred in the purchase of a Fund's shares in your tax basis when determining your gain (or loss) on a redemption or exchange of these shares. However, if you exchange such shares for shares of another Fund in the Time Horizon Funds within 90 days of the purchase and are able to reduce the sales load on the new shares through the Exchange Privilege, the reduction may not be included in the tax basis of your exchanged shares. It may be included in the tax basis of the new shares. If you hold a Fund's shares for six months or less and during that time receive a capital gain dividend on those shares, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

Certain interest income and dividends earned by the Funds from foreign securities is expected to be subject to foreign withholding taxes or other taxes. Certain realized gains or losses on the sale or retirement of foreign bonds held by a Fund, to the extent attributable to fluctuations in currency or exchange rules, as well as other gains or losses attributable to exchange rate fluctuations, are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, income available for distribution is decreased or eliminated, all or a portion of the dividends declared by a Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gain. Generally, your tax basis in your Fund shares will be reduced to the extent that an amount distributed to you is treated as a return of capital.

STATE AND LOCAL TAXES

You should consult your tax adviser regarding state and local tax consequences which may differ from the federal tax consequences described above.

                             MEASURING PERFORMANCE

A FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN. PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the period being measured, while aggregate total return reflects the total percentage change in value over the period being measured.

Periodically, a Fund's total return (calculated on an average annual total return and/or an aggregate total return basis for various periods) may be quoted in advertisements or in communications to shareholders. Both methods of calculating total return reflect the sales load charged by a Fund and assume dividends and capital gains distributions made by the Fund during the period are reinvested in Fund shares. A Fund may also advertise total return data without reflecting the sales load imposed on the purchase of Fund shares in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales load will, of course, be higher than quotations that do reflect sales loads.

A Fund may compare its total return to that of other mutual funds with similar investment objectives and to stock and other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance. For example, a Fund's total return may be compared to the Consumer Price Index or to data prepared by: Lipper Analytical Services, Inc.; Donoghue's Money Fund Report; Mutual Fund Forecaster; Morningstar; Micropal; Wiesenberger Investment Companies Services; or CDA Investment Technologies, Inc. Total return data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing Fund performance. A Fund's total return also may be compared to indices such as: the Dow Jones Industrial Average; the Financial Times World Stock Index; the Europe, Asia and Far East Index ("EAFE"); the Lipper International Fund Index; the Standard & Poor's 500 Stock Index; the Shearson Lehman Bond Indexes; or the Wilshire 5000 Equity Indexes.

Since a Fund's performance will fluctuate, it should not be compared with bank deposits, savings accounts and similar investments that often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments in a portfolio, portfolio maturity, operating expenses and market conditions. Not included in a Fund's calculations of total return are fees charged by Bank of America and other Service Organizations directly to their customer accounts in connection with investments in a Fund (e.g. account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income).

                             DESCRIPTION OF SHARES

THE COMPANY IS A DELAWARE BUSINESS TRUST THAT WAS ORGANIZED ON APRIL 12, 1995.


ABOUT THE COMPANY

THE COMPANY'S CHARTER AUTHORIZES THE BOARD OF TRUSTEES TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST AND TO CLASSIFY AND RECLASSIFY ANY AUTHORIZED AND UNISSUED SHARES INTO ONE OR MORE CLASSES OF SHARES.

Shares representing beneficial interests in a Fund are entitled to participate in the dividends and distributions declared by the Board of Trustees and in the net distributable assets of the Fund on liquidation. The Funds' shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, a Fund's shares will be fully paid and non-assessable.

VOTING RIGHTS


Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Additionally, shareholders will vote in the aggregate and not by class or series, except as required by law (or when permitted by the Board of Trustees). Only Class A shares will vote on matters relating solely to Class A and only Class B shares will vote on matters (such as the distribution plan described above) relating solely to Class B. The Funds do not presently intend to hold annual meetings of shareholders to elect trustees or for other business unless and until such time as less than a majority of the trustees holding office has been elected by the shareholders. At that time, the trustees then in office will call a shareholders' meeting for the election of trustees. Under certain circumstances, however, shareholders have the right to call a shareholder meeting to consider the removal of one or more trustees. Such meetings will be held when requested by the shareholders of 10% or more of the Company's outstanding shares of beneficial interest. Each Fund will assist in shareholder communications in such matters to the extent required by law and the Company's undertaking with the Securities and Exchange Commission.

                              TIME HORIZON FUNDS
                             --------------------
                                 PORTFOLIO 1

                                 PORTFOLIO 2

                                 PORTFOLIO 3

                                  PROSPECTUS

                               FEBRUARY 5, 1996





                                     LOGO

                               NOT FDIC INSURED

COPTMHR96P

                              Time Horizon Funds
                               (the "Company")
                                    PART B

                     STATEMENT OF ADDITIONAL INFORMATION
                                     FOR
                           Time Horizon Portfolio 1
                           Time Horizon Portfolio 2
                           Time Horizon Portfolio 3





                                February 5, 1996


                               TABLE OF CONTENTS

                                                              Page
                                                              ----

Investment Objectives And Policies  . . . . . . . . . . . .      2
Additional Purchase And Redemption Information  . . . . . .     25
Additional Information Concerning Taxes . . . . . . . . . .     33
Management  . . . . . . . . . . . . . . . . . . . . . . . .     36
General Information . . . . . . . . . . . . . . . . . . . .     51
Financial Statements  . . . . . . . . . . . . . . . . . . .     54
Appendix A - Ratings  . . . . . . . . . . . . . . . . . . .    A-1
Appendix B - Futures Contracts  . . . . . . . . . . . . . .    B-1




         This Statement of Additional Information applies to the Class A and Class B shares of three asset allocation funds offered by Time Horizon Funds, an open-end management investment company (the "Company") -- Time Horizon Portfolio 1 ("Portfolio 1"), Time Horizon Portfolio 2 ("Portfolio 2") and Time Horizon Portfolio 3 ("Portfolio 3") (each individually a "Fund" and collectively the "Funds" or "Time Horizon Series of Funds"). This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated February 5, 1996, as it may from time to time be revised, which describes the Funds. This Statement of Additional Information is incorporated by reference in its entirety into such Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in either Class A shares or Class B shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by calling the Distributor at (800) 247-9728. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for the Funds describes the investment objectives of the Funds. The following is a discussion of the various investments and techniques employed by each Fund. The following information supplements and should be read in conjunction with the descriptions of the investment objectives and policies in the Prospectus for the Funds.

PORTFOLIO TRANSACTION
---------------------

         The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities with maturities at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         In executing portfolio transactions and selecting brokers or dealers, it is the Funds' policy to seek the best overall terms available. The Management Agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Agreement authorizes Bank of America, subject to the approval of the Board of Trustees of the Company to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund. Brokerage and research services may include:
(1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategies and the performance of accounts.

         It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by Bank of America. Conversely, one or more Funds may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies. Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving both the Company and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company.

         In connection with its investment management services with respect to the Funds, Bank of America will not acquire certificates of deposit or other securities issued by it or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. Portfolio securities can be purchased from and sold to affiliates of the Company, Bank of America, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 and the rules thereunder.

         A Fund may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice only when Bank of America in its discretion, subject to guidelines adopted by the Board of Trustees of the Company, believes such practice to be in the interest of the Funds. In addition, to the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION
------------------------------------------------------------------------

         BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit, bankers' acceptances and time deposits are eligible investments for each of the Funds as described in the Prospectus. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances will be obligations of domestic or foreign banks or financial institutions with total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches). Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Funds.

         Instruments issued by foreign banks and financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by U.S. banks and financial institutions. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the instruments, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these instruments.

         Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

         COMMERCIAL PAPER AND SHORT-TERM NOTES The Funds may invest in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by domestic and foreign corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Corporation ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board of Trustees of the Company. These rating symbols are described in Appendix A.

         MONEY MARKET FUNDS. The Funds may under certain circumstances invest a portion of their assets in certain money market funds. The Investment Company Act of 1940 (the "1940 Act") prohibits each Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment by a Fund in a money market fund will involve payment of the Fund's pro rata share of advisory and administration fees charged by such fund, in addition to those paid by the Fund. As indicated in the Prospectus, the Company intends to apply to the Securities and Exchange Commission for an exemption from this provision of the 1940 Act. If an exemption is granted, each Fund may not be limited as to the amount of its total assets that may be invested in securities of other investment companies managed by Bank of America.

         REPURCHASE AGREEMENTS. Each Fund is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy, subject to the seller's agreement to repurchase and the agreement of the Fund to resell such securities at a mutually agreed upon date and price. Repurchase agreements maturing in more than seven days will not exceed 10% of the value of the total assets of a Fund. The Funds are not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian of the Fund or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaulted on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

         GOVERNMENT OBLIGATIONS. Each Fund is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

         VARIABLE AND FLOATING RATE INSTRUMENTS. The Funds may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by a Fund, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default.
Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to a Fund's fundamental 10% limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

         ZERO COUPON SECURITIES. The Funds may invest in zero coupon securities issued by the U.S. Treasury on up to 5% of their respective net assets. Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

         REVERSE REPURCHASE AGREEMENTS. The Funds are permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will monitor the account for maintenance of such equivalent value. The Funds intend to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

         CORPORATE DEBT SECURITIES. The Funds may invest in nonconvertible corporate debt securities, including obligations of varying maturities (such as debentures, bonds and notes) over a cross-section of industries. The value of a debt security changes as interest rates fluctuate, with the values of longer-term securities fluctuating more widely in response to changes in interest rates than those of shorter- term securities. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

         CONVERTIBLE SECURITIES. The Funds may invest in preferred securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period. Convertible preferred securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock but have a lower level of risk because the yield is higher and the security is senior to common stock. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds conversion price, the price of the convertible security will be increasingly influenced by its conversion value. Convertible securities may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.
If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

         ILLIQUID SECURITIES. No Fund may invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Manager will monitor the amount of illiquid securities in the Funds' portfolios, under the supervision of the Board of Trustees, to ensure compliance with the Funds' investment restrictions.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

         MORTGAGE-BACKED SECURITIES. The Funds invest in mortgage-backed securities. Mortgage-backed securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-throughs."
These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

         Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

         Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs in which the Funds may invest are a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to the investors holding the shortest maturity class. Investors holding the longer maturity classes received principal only after the first class has been retired.

         ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities, including mortgage-backed securities discussed above. Non-mortgage-backed securities include interest in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided factual ownership interest in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage- backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by financial institution (such as a bank or insurance company) unaffiliated with the issuer of such securities.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligation superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to protect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various State and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

         Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amount paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for certain asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio's experiencing difficulty in valuing or liquidating such securities.

         OPTIONS. The Funds may each purchase put and call options. Such options may relate to particular securities or to various stock indices. The Funds presently intend that the aggregate premiums paid will not exceed 2% of the value of the Fund's total assets. The investment policies of the Funds provide that the aggregate value of any Fund's assets subject to options may not exceed 25% of the value of its net assets.

         A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A Fund will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by the Fund.

         In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Funds are permitted to write call options if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

         If a Fund desires to sell a particular security it owns, on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, a Fund will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell a security on which a call option has been written until the option expires or a Fund delivers the underlying security upon exercise.

         When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         FUTURES. The Funds may purchase and sell stock index, bond, interest rate and currency futures contracts (as well purchase related options). A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made.

         A Fund may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by that Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in- the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

         There are several risks in connection with the use of futures contracts by a Fund as a hedging devise. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         It is also possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in a futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. As a result of these factors, a correct forecast of general market trends or interest rate movements by Bank of America may still not result in a successful hedging transaction over a short time frame.

         Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         For additional information concerning futures and options thereon, please see Appendix B to this Statement of Additional Information.

         FOREIGN INVESTMENTS. The Funds may invest in securities of foreign issuers that may or may not be publicly traded in the United States. Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

         In considering whether to invest in the securities of a foreign company, Bank of America considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies will fluctuate from time to time depending on Bank of America's assessment of prevailing market, economic and other conditions.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of a Fund will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of the Fund's total assets.

         A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completion the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when issued purchase or forward commitment transaction and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         SECURITIES LENDING. The Funds may lend their securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund involved may call the loan at any time upon reasonable notice; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 10% of the total assets of the Fund.

         A Fund will earn income on the collateral for lending its securities. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         Although the Funds reserve the right to lend their securities, none of these Funds have any current intention of doing so in the foreseeable future.

         SMALLER CAPITALIZATION SECURITIES. Fund holdings may include common stocks of companies with relatively small market capitalizations that the Manager expects will experience above-average growth in earnings and price. Some of these companies have limited product lines, markets and financial resources and will be dependent upon a limited management group.

Examples of possible investments include emerging growth companies employing new technology, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

         Some of the securities owned by the Funds may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Funds of portfolio securities, to meet redemptions or otherwise, may require a Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

OTHER INVESTMENT LIMITATIONS
----------------------------

         The following is a list of restrictions and fundamental policies that may not be changed for any Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares (as defined below under "General Information - Miscellaneous").

         None of the Funds may:

         1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations, and (b) assets may be invested in the securities of one or more diversified open-end management investment companies to the extent permitted by the 1940 Act.

         2. Pledge, mortgage or hypothecate the assets of the Fund to any extent greater than 10% of the value of the total assets of the Fund.

         3. Purchase any securities that would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities, and (b) assets may be invested in the securities of one or more diversified open-end management investment companies to the extent permitted by the 1940 Act.

         4. Invest the assets of any Fund in securities that are not readily marketable or with legal or contractual restrictions on resale (including repurchase agreements maturing in more than seven days, restricted securities, and stripped mortgage-backed securities) to any extent greater than 10% of the value of the net assets of the Fund.

         5. Borrow money for any Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of that Fund. Borrowing shall, for purposes of this paragraph, include reverse repurchase agreements. Any borrowings, other than reverse repurchase agreements, will be from banks. The Company will repay all borrowings in a Fund before making additional investments for the Fund, and interest paid on such borrowings will reduce income.

         6. Issue senior securities, except in connection with permissible futures and options transactions.

         7.      Underwrite any issue of securities.

         8. Purchase or sell real estate or real estate mortgage loans, but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities of issuers that engage in real estate operations.

         9. Purchase on margin or sell short, except that this limitation shall not apply to transactions in options or futures contracts.


         10. Purchase or retain securities of an issuer if those members of the Board of the Company, the Company's officers and investment manager, each of whom own more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer.

         11. Purchase securities of any other open-end or closed-end investment company, except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or (b) in connection with a merger, consolidation, acquisition or reorganization, and (c) assets may be invested in the securities of one or more diversified open-end management investment companies to the extent permitted by the 1940 Act.

         12. Invest in or sell put, call, straddle or spread options or other interests in oil, gas or other mineral exploration or development programs.

         13. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that a Fund may, to the extent appropriate to its investment objectives, invest in securities of companies which purchase or sell commodities or commodities contracts or which invest in such programs, and purchase or sell futures contracts and options on futures contracts.

         14. Purchase securities of companies for the purpose of exercising control.

         15. Make loans, except that a Fund may purchase or hold debt instruments pursuant to its investment objectives and policies and may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and instrumentalities which are consistent with its permitted investments in an amount not exceeding 30% of its total assets.

         16. Invest an aggregate of more than 15% of its net assets in (a) securities of any issuer which has been in continuous operation for less than three years (including operations of predecessors), except obligations issued or guaranteed by the U.S. Government or its agencies, and (b) securities of any issuer which are restricted as to disposition.

         17. Invest more than 5% of its net assets in warrants, of which not more than 2% may be warrants which are not listed on the New York or American Stock Exchanges.

                            *          *          *

         If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         In accordance with the current views of the Staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders or interestholders, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

         In order to permit the sale of the Funds' shares (or a particular class of shares) in certain states, the Company may make commitments more restrictive than the investment policies and limitations described above. In the event that the Company determines that any such commitment is no longer in the best interests of a Fund, it may revoke its commitment. In such event, such Fund may no longer be able to sell its securities in certain states.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

VALUATION OF THE FUNDS
----------------------

         In addition to the valuation procedures described in the Prospectus, assets are valued as follows: (a) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and (b) short-term money market instruments with maturities in excess of 60 days (such as certificates of deposit, bankers' acceptances and commercial paper) are valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. Bid quotations for short-term money market instruments reported by a pricing service are the bid quotations reported to it by major dealers in such instruments.

         The valuation of options is described above in the section entitled "Investment Objectives and Policies -- Options Trading."

         Debt securities held by the Funds with remaining maturities of 60 days or less are valued on the basis of amortized cost, which provides stability of net asset value. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter the Funds assume a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Board of Trustees determines that amortized cost no longer represents fair value. The Funds will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.

         Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 12:00 noon New York time or at such other rates as the Manager may determine to be appropriate in computing net asset value.

         When approved by the Board of Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. These securities may include those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus might result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

         In the absence of an ascertainable market value, assets are valued at their fair value as determined using methods and procedures reviewed and approved by the Board of Trustees.

SUPPLEMENTARY PURCHASE INFORMATION:  ALL FUNDS
----------------------------------------------

         IN GENERAL. As described in the Prospectus, both Class A and Class B shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the Prospectus. Purchase orders will be effected only on business days.

         Class A shares are sold with a sales load. Class B shares are sold without a front-end sales load, but are subject to a contingent deferred sales charge and an ongoing distribution fee. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

         Persons wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

         All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

         DEALER COMMISSIONS ON CLASS B SHARES. Commissions of 4% of the purchase price of Class B shares will be paid by the Distributor to broker-dealers who initiate and are responsible for purchases of such shares. Dealers requesting further information may call (800) 247-9728.

         EXCHANGE PRIVILEGE. Shareholders in the Time Horizon Funds may exchange all or part of their Class A Shares or Class B shares for other like shares of another Time Horizon Fund or a Pacific Horizon Fund. By use of the Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

         Exchange transactions described below will be made on the basis of the relative net asset values per share of the shares involved in the transaction.

         A. Class A shares of any Fund in the Time Horizon Series of Funds purchased with a front-end sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for Class A shares of any other Fund in the Time Horizon Series of Funds.

         B. Class A shares of any Fund in the Time Horizon Series of Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load Class A shares of any other Fund. To accomplish an exchange transaction under the provisions of this paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         C. Class A shares of any Time Horizon Fund may be exchanged without a sales load for shares of any investment portfolio of the Pacific Horizon Family of Funds that is offered without a sales load.

         D. Class B shares of any Fund in the Time Horizon Series of Funds may be exchanged for Class B shares of any other Time Horizon Fund without the payment of a contingent deferred sales charge at the time of exchange. Class B shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, in determining the holding period for calculating the contingent deferred sale charge payable on redemption of Class B shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

         E. Class B shares of any Time Horizon Fund may be exchanged for shares of the Pacific Horizon Prime Fund without paying a contingent deferred sales charge. At the time of such an exchange, a shareholder's holding period for calculating the contingent deferred sales charge payable on redemption of Class B shares will cease to accumulate. If the shareholder subsequently exchanges the shares back into Class B shares, the holding period accumulation on the shares will resume as of the time when the exchange was made into the Pacific Horizon Prime Fund. In the event that a shareholder wishes to redeem shares of the Pacific Horizon Prime Fund acquired by exchange for Class B shares of a Time Horizon Fund, the contingent deferred sales charge applicable to the accumulated Class B share holding period prior to the exchange into the Pacific Horizon Prime Fund will be charged.

         Exchange requests received on a business day prior to the time shares of the Fund involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

         RIGHT OF ACCUMULATION AND LETTER OF INTENT. For the purpose of applying the Class A Right of Accumulation or Letter of Intent privileges described in the Prospectus, the scale of sales loads applies to purchases of Class A Shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of Class A shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such Class A shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on Class A shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such Class A shares are not eligible for a Fund's Exchange Privilege.

         MISCELLANEOUS. Certificates for shares will not be issued unless expressly requested in writing and will not be issued for fractional shares.

         Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.


         A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent at its Columbus office is a day on which the New York Stock Exchange is open for trading. In 1996, the holidays on which the New York Stock Exchange is closed are Presidents' Day, Good Friday, Memorial Day (when observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day (when observed).


         The Company reserves the right in its sole discretion to suspend the continued offering of the Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Company and the affected Funds.

SUPPLEMENTARY REDEMPTION INFORMATION
------------------------------------

         Shares in the Funds for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption (less any applicable contingent deferred sales charge on Class B shares) will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds (less any applicable contingent deferred sales charge on Class B shares) will normally be wired in federal funds on the next business day thereafter. Redemption proceeds (less any applicable contingent deferred sales charge on Class B shares) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o BISYS Fund Services Ohio, Inc., Department L - 1631, Columbus, Ohio 43260-1631. Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

         An investor must have completed and forwarded to the Transfer Agent an Account Application, including any required signature guarantees, before any redemptions of shares purchased by wire may be processed.

         For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

         The Company's Declaration of Trust permits its Board of Trustees to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares.

         If the Company's Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.


                    ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL TAXES
-------------

         Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund of the Company does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any), net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on its undistributed investment company taxable income, if any. Each Fund of the Company intends to distribute at least 90% of its investment company taxable income (if any) for each taxable year. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

         A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following
investments held for less than three months:   (1) stock and securities (as
defined in section 2(a)(36) of the Investment Company Act of 1940); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax Treatment" for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the 30% test.

         Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for longer than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (an effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail currently to distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide either a correct tax identification number in the manner provided, who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Company when required to do so that they are subject to backup withholding or that they are "exempt recipients."

OTHER INFORMATION
-----------------

         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         Shareholders are advised to consult their tax advisers because state and local tax consequences may be different from the federal tax consequences described above.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.

                                   MANAGEMENT

TRUSTEES AND OFFICERS OF THE COMPANY
------------------------------------

         The trustees and officers of the Company, their addresses, and principal occupations during the past five years are:

NAME AND ADDRESS        POSITION WITH COMPANY     PRINCIPAL OCCUPATIONS AND AGE
----------------        ---------------------     -----------------------------

 Robert E. Greeley                                Trustee/Chairman         Chairman, Page Mill Asset Management (a private
 Page Mill Asset Management                                                investment company) since 1991; Director, Pacific Horizon
 433 California Street                                                     Funds, Inc. (since 1994), Morgan Grenfell Small-Cap Fund
 Suite 900                                                                 (since 1986), Trustee, Master Investment Trust Series I
 San Francisco, CA 94104                                                   (since 1993), Master Investment Trust, Series II (since
                                                                           1993), (registered investment companies); Formerly
                                                                           Director, Bunker Hill Income Securities, Inc. (1989 to
                                                                           1994) (registered investment companies); Formerly
                                                                           Director, Manager, Corporate Investments, Hewlett Packard
                                                                           Company from 1979 to 1991; former Trustee, SunAmerica
                                                                           Fund Group (previously Equitec Siebel Fund Group), 1984
                                                                           to 1992.  Age: 64.

 Edward S. Bottum                                 Trustee                  Managing Director, Chase Franklin Corporation (venture
                                                                           capital firm) since 1990; formerly Vice Chairman of
                                                                           Continental Bank N.A. (retired 1990); Trustee, 231 Funds
                                                                           (February 1993 to August 1995).  Age:  62.
 William P. Carmichael                            Trustee                  Formerly Senior Vice President, Sara Lee Corporation
                                                                           (1992 to 1993); Treasurer, Senior Vice President and
                                                                           Chief Financial Officer, Beatrice Company (1987 to 1990);
                                                                           Trustee, 231 Funds (registered investment company)
                                                                           (February 1993 to August 1995).  Age:  52.

 John P. Privat                                   Trustee                  Director, Seafirst Retirement Funds (since 1993)
 8852 NE 24th Street                                                       (registered investment company).  Age: 61.
 Bellevue, WA 98004

 J. David Huber                                   President                Senior Vice President of Client Services, BISYS Fund
 BISYS Fund Services                                                       Services since 1987.  Age:  49.
 3435 Stelzer Road
 Columbus, Ohio  43219

 Irimga McKay                                   Vice President              First Vice President, April 1995 to date, BISYS Fund
 BISYS Fund Services                                                        Services, prior thereto Vice President, Concord Holding
 7863 Girard Ave.,                                                          Corporation (November 1988 to April 1995); Vice
 Suite 306                                                                  President, Master Investment Trust, Series II (since
 La Jolla, CA  92037                                                        1993).  Age:  35.

 W. Eugene Spurbeck                             Vice President and          Manager of Client Services, BISYS Fund Services (since
 BISYS Fund Services                            Secretary                   1993); formerly Vice President of Retail Lending
 515 Figueroa Street                                                        Operations, Bank One (1989 to 1993).  Age: 39.
 Suite 335
 Los Angeles, CA 92037


 George O. Martinez                             Vice President              Senior Vice President and Director of Legal and
 BISYS Fund Services                                                        Compliance Services, BISYS Fund Services (since April
 3435 Stelzer Road                                                          1995); formerly Vice President and Associate General
 Columbus, Ohio  43219                                                      Counsel, Alliance Capital Management (1990 to 1995).
                                                                            Age:  36.

 Charles L. Booth                               Treasurer                   Associate Director of Legal and Compliance Services,
 BISYS Fund Services                                                        BISYS Fund Services (since 1988).  Age:  35.
 3435 Stelzer Road
 Columbus, Ohio  43219



None of the trustees are classified as an interested person as defined in
Section 2(a)(19) of the Investment Company Act.

         The Audit Committee of the Board is comprised of all the trustees. The Board does not have an Executive Committee.

         Each trustee receives an estimated aggregate annual fee of $1,500 per Fund plus $500 per day for each full day devoted to travel in connection with each meeting attended, for his or her services as trustee of all of the funds of the Company. Each trustee will also be reimbursed for out-of-pocket expenses incurred as a trustee. The following table sets forth the aggregate compensation expected to be paid by the Company for the fiscal year ending June 30, 1996, to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for services on the Company's Board and that of all other funds in the Company Complex (as defined in Schedule 14A under the Securities Exchange Act of 1934):


                                                   Pension or
                                                   Retirement       Estimated              Total
                                                    Benefits          Annual           Compensation
                             Aggregate             Accrued as        Benefit          from Trust and
                            Compensation         Part of Trust         Upon            Trust Complex
NAME                         FROM TRUST             EXPENSES        RETIREMENT        PAID TO TRUSTEE
----                         ----------             --------        ----------        ---------------
Edward S. Bottom               $6,500                  0                0              $ 6,500 ( 3*)
William P.
  Carmichael                   $6,500                  0                0              $ 6,500 ( 3*)
Robert E. Greeley              $6,500                  0                0              $68,750 (19*)
John P. Privat                 $6,500                  0                0              $10,500 ( 6*)
-----------------------------

*Indicates total number of portfolios in Company Complex for which the individual serves as a trustee.

         As of January 25, 1996, the trustees and officers of the Company, as a group, owned less than 1% of the outstanding shares of each of the Funds and no person owned of record 5% or more of the outstanding shares of any Fund, except the persons indicated in the chart below.

NAME AND ADDRESS                         % OWNED            FUND                     CLASS
----------------                         -------            ----                     -----
BA Investment Services Inc.       6.58                      Portfolio 1                A
185 Berry St., 3rd Floor 2640
San Francisco, CA 94104

BA Investment Services Inc.       6.02                      Portfolio 1                B
185 Berry St., 3rd Floor 2640
San Francisco, CA 94104

BA Investment Services Inc.       29.74                     Portfolio 2                A
185 Berry St., 3rd Floor 2640
San Francisco, CA 94104

Ling Cheung                       6.07                      Portfolio 2                A
3 Willow Run
Irvine, CA 92714

Freya Block TTEE, Freya
Block Design                      8.79                      Portfolio 3                A
236 W. 27th Street, 7th Floor
New York NY 10001

NAME AND ADDRESS                         % OWNED            FUND                     CLASS
----------------                         -------            ----                     -----
BA Investment Services Inc.       6.36                      Portfolio 3                B
185 Berry St., 3rd Floor 2640
San Francisco, CA 94014


MANAGER
-------

         In the Management Agreement with the Company, Bank of America (the "Manager") has agreed to provide investment advisory and administrative services as described in the Prospectus.

         Bank of America has agreed to pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Funds, and the fees charged by BISYS for certain Fund accounting services. Expenses borne by the Funds include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or any of its affiliates, Securities and Exchange Commission fees and state securities qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining trust existence, costs attributable to investor services (including without limitation telephone and personnel expenses), costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes, cost of shareholders' reports and corporate meetings and any extraordinary expenses. Certain distribution and shareholder servicing fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments" below.

         If total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Company may deduct the amount of such excess from the payments to be made with respect to such Fund to the Manager, or the Manager will bear the amount of such excess, to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive expense limitation that may be applicable to the Company or the Funds limits aggregate annual expenses with respect to a Fund, including management and advisory fees but excluding Distribution Plan Fees, interest, taxes, brokerage commissions, and certain other expenses, to 2-1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million, and 1-1/2% of its remaining average daily net assets. During the course of the Company's fiscal year, the Manager may assume certain expenses and/or not receive payment of fees of one or more of the Funds, while retaining the ability to be reimbursed by such Funds for such amounts prior to the end of the fiscal year. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

         In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation.

         For the services provided and expenses assumed pursuant to the Management Agreement, the Funds have agreed to pay Bank of America fees, accrued daily and paid monthly, at the annual rate of .60%. The fees payable to Bank of America are not subject to reduction as the value of each Fund's net assets increases. From time to time, Bank of America may waive fees or reimburse the Funds for expenses voluntarily or as required by certain state securities laws. Bank of America has agreed to reduce its advisory fees by the amount of any advisory fees paid to other investment companies relating to the Funds' investment in such investment companies' securities.


         The Management Agreement will continue in effect until October 31, 1996 and thereafter will be extended with respect to each Fund for successive one year periods, provided that each such extension is specifically approved
(a) by vote of a majority of those members of the Company's Board of Trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. The Agreement is terminable during any term without cause upon 60 days' prior written notice to the Manager.


         Bank of America is authorized by the Management Agreement to employ or associate with itself such persons as it believes are appropriate to assist it in the performance of its duties. Any such person is required to be compensated by Bank of America, not by the Funds, and to be approved by the interestholders of the Funds as required by the 1940 Act.

         The Management Agreement provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the investment advisory agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION
-----------------------------------------------

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Funds and the Company contemplated by the Management Agreement, the Prospectus, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Funds and the Company or from continuing to purchase Fund shares for the accounts of its customers.

         On the other hand, as described herein, the Funds are currently distributed by Concord Financial Group, Inc. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by Concord Financial Group, Inc. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Funds and the Company expects that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by Concord Financial Group, Inc. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Trustees.

DISTRIBUTOR AND PLAN PAYMENTS
-----------------------------

        Concord Financial Group, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc., acts as distributor of the shares of the Company pursuant to a distribution agreement with the Company. The Distributor's principal offices are at 3435 Stelzer Road, Columbus, Ohio 43219-3035. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Company's shares, but it is not obliged to sell any particular amount of shares. The distribution agreement will continue in effect with respect to each Fund until October 31, 1996. Thereafter, if not terminated, the distribution agreement will continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually
(a) by a vote of a majority of those members of the Board of Trustees of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Company or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective. The distribution agreement may be terminated by the Company at any time with respect to a Fund, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Company or by a vote of a "majority of the outstanding voting securities" of such Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment." Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

         SHAREHOLDER SERVICE PLAN. The Distributor is entitled to payment by the Company for certain shareholder servicing expenses, in addition to the sales loads and distribution fees described in the Prospectus, under the Shareholder Service Plan adopted by the Company. Under the Shareholder Service Plan, the Company pays the Distributor, with respect to each of the Funds, for
(a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Funds, and
(b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services, based on the average daily value of the Fund shares beneficially owned by shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

         Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Funds on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services as may be agreed upon by the Service Organization and the Distributor.

         The Shareholder Service Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets during such month of the Funds, for shareholder servicing expenses. Further, payments made out of or charged against the assets of a particular Fund must be in payment for expenses incurred on behalf of the Fund.

         If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under the Plan may not be carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         Payments for Shareholder Service expenses are not subject to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Although such provisions are not required by the Rule, the Shareholder Service Plan contains similar provisions to the Rule, including quarterly review by the Board of the Company of amounts expended and the purposes for such expenditures, except that shareholder approval is not required to increase materially the Shareholder Service expenses paid by the Funds.

         The Shareholder Service Plan is subject to annual re-approval by a majority of the trustees who are neither "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Service Plan (the "Non-Interested Plan Directors") and are terminable at any time with respect to any Fund by a vote of majority of such Trustees or by vote of the holders of a majority of the shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Trustees, by vote of the holders of a majority of the shares of such Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

         The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of Fund shares. These fees would be in addition to any amounts which might be received under the Plan. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

         DISTRIBUTION PLAN. Pursuant to the Company's Distribution Plan, the Distributor is entitled to payment by the Company for certain services it provides, and costs and expenses it incurs, related to marketing shares of the Funds, in addition to the sales loads described in the Prospectus and shareholder servicing fees under the Shareholder Servicing Plan. Payments under the Distribution Plan cover (a) expenses incurred in connection with advertising and marketing shares of the Fund; (b) periodic payments of fees or commissions for distribution assistance made to one or more eligible Service Organizations and the Distributor itself in respect of the average daily value of shares owned by their Clients; and (c) expenses incurred in preparing, printing and distributing the Funds' prospectuses and statements of additional information.

         Payments for Distribution Plan expenses are subject to Rule 12b-1, as described above under "Shareholder Service Plan." The Distribution Plan is subject to annual re-approval and termination in the same manner as described above with respect to the Shareholder Service Plan, and shareholder approval is required to increase the Distribution Plan fees paid by the Funds. Payments under the Plan are reviewed quarterly by the Board of Trustees. In addition, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not interested persons of the Company will be committed to the Trustees who are not interested persons of the Company.

         The Distributor pays eligible Service Organizations out of its distribution fees quarterly trail commissions of up to .25% of the average daily net assets attributable to shares of the Funds by their Clients.

YIELD AND TOTAL RETURN
----------------------

         From time to time, the yields and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.


The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Manager as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and may include testimonials by clients as to the investment manager's investment capabilities. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 247-9728.

The average annual total return and aggregate total return for the Class A shares of Portfolio 1 for the period from September 5, 1995 (initial investment of public monies) through (December 31, 1995) at the maximum public offering price was (1.34)% and at net asset value was 3.27%. The yield for the Class A shares of Portfolio 1 at the maximum public offering price was 4.11% and at net asset value was 4.31% for the 30 days ended (December 31, 1995). The average annual total return and aggregate total return for the Class B shares of Portfolio 1 for the period from September 5, 1995 (initial investment of public monies) through (December 31, 1995) at the maximum public offering price was (1.82)% and at net asset value was 3.19%. The yield for the Class B shares of Portfolio 1 at net asset value was 3.52% for the 30 days ended (December 31, 1995). The foregoing figures have not been computed on an annualized basis.

The average annual total return and aggregate total return for the Class A shares of Portfolio 2 for the period from September 5, 1995 (initial investment of public monies) through (December 31, 1995) at the maxium public offering price was (.68)% and at net asset value was 3.97%. The yield for the Class A shares of Portfolio 2 at the maximum public offering price was 3.81% and at net asset value was 4.00% for the 30 days ended (December 31, 1995). The average annual total return and aggregate total return for the Class B shares of Portfolio 2 for the period from September 5, 1995 (initial investment of public monies) through (December 31, 1995) at the maximum public offering price was (1.23)% and at net asset value was 3.78%. The yeild for the Class B shares of Portfolio 2 at net asset value was 3.21% for the 30 days ended (December 31, 1995). The foregoing figures have not been computed on an annualized basis.

The average anual total return and aggregate total return for the Class A shares of Portfolio 3 for the period from September 5, 1995 (initial investment of public monies) through (December 31, 1995) at the maximum public offering price was (.31)% and at net asset value was 4.36%. The yield for the Class A shares of Portfolio 3 at the maximum public offering price was 3.64% and at net asset value was 3.81% for the 30 days ended (December 31, 1995). The average annual total return and aggregate total return for the Class B shares of Portfolio 3 for the period from September 5, 1995 (initial investment of public monies) through (December 31,1995) at the maximum public offering price was (.62)% and at net asset value was 4.38%. The yield for the Class B shares of Portfolio 3 at net asset value was 3.04% for the 30 days ended (December 31, 1995). The foregoing figures have not been computed on an annualized basis.


         YIELD CALCULATIONS. The yield for each class of shares of a Fund is calculated by dividing the net investment income per share (as described below) earned by such class during a 30-day (or one month) period by the maximum offering price per share (including the maximum front end sales charge of a Class A share) on the last day of the period and annualizing the result by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares in the class outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to that class, net of reimbursements. This calculation can be expressed as follows:

                             a-b
                             ____
                 Yield = 2 [(    + 1)(raised to the 6th power) - 1]


        Where: a =   dividends and interest earned during the period.

               b =    expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. A Fund's maximum offering price per Class A share for purposes of the formula includes the maximum sales load imposed by the Fund -- currently 4.5% of the per share offering price.

         TOTAL RETURN CALCULATIONS. The Funds compute their average annual total returns separately for each class of shares by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                  T = [(ERV/P)1/n  - 1]

                 Where: T = average annual total return.

                           ERV = ending redeemable value at the end of the
                                 period covered by the computation of a
                                 hypothetical $1,000 payment made at the
                                 beginning of the period.

                            P =  hypothetical initial payment of $1,000.

                            n =  period covered by the computation, expressed
in terms of Years.

         The Funds compute their aggregate total returns separately for their separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                      aggregate total return = [(ERV - 1)]
                                       P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the average annual total return and aggregate total return quotations for Class A shares reflect the deduction of the maximum sales load charged in connection with the purchase of Fund shares.

         The Funds may also advertise total return data without reflecting the sales load imposed on the purchase of shares of the Funds in accordance with the rules of the Securities and Exchange Commission. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES
---------------------

         The Company is an open-end management investment company organized as a Delaware business trust. The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Pursuant to the authority granted in the Charter, the Board of Trustees has authorized the issuance of two classes of shares, Classes A and B shares, representing interests in the three separate series.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information" above.

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the Investment Company Act of 1940 ("1940 Act") or other applicable law or when permitted by the Board of Trustees. Shares have cumulative voting rights to the extent they may be required by applicable law.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

         Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Declaration of Trust, the Company may take or authorize any action upon the favorable vote of the holders of more than 50 of the shares of the Company voting without regard to class.

         The Declaration of Trust of the Company provide that obligations of the Company are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Company or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Company or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Portfolio or Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

REPORTS
-------

         Shareholders will receive unaudited semi-annual reports describing the Company's investment operations and annual financial statements audited by independent accountants. Copies of the Company's annual reports to shareholders may be obtained at no charge by writing or telephoning the Company at (800) 247-9728.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT
----------------------------------------------

         The Company has appointed PNC Bank, National Association as custodian for the Funds. BISYS provides the Funds with certain accounting services pursuant to a Fund Accounting Services Agreement with the Manager. Under the Fund Accounting Services Agreement, BISYS has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company and the Funds. The monthly fees charged by BISYS under the Fund Accounting Agreements are borne by the Funds. As custodian of the Company's assets, PNC Bank: (i) maintains a separate account or accounts in the name of the respective Funds; (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money; (iv) collects and receives income and other payments and distributions on account of portfolio securities; (v) responds to correspondence from security brokers and others relating to their respective duties; and (vi) makes periodic reports concerning their duties.

        BISYS Fund Services Ohio, Inc. is transfer and dividend disbursing agent for the Funds.


COUNSEL
-------


         Vedder, Price, Kaufman & Kammholz serves as counsel to the Company.

INDEPENDENT ACCOUNTANTS
-----------------------

         Coopers & Lybrand L.L.P. has been selected as independent accountants of each Fund.


FINANCIAL STATEMENTS
--------------------

         The Company's Statement of Assets as of December 31, 1995, included at the end of this Statement of Additional Information, has been included herein in reliance upon the report of Coopers & Lybrand L.L.P. given on the authority of that firm as experts in accounting and auditing.

MISCELLANEOUS
-------------

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding interests or shares of a Fund, or (b) 67% of the interests or shares of a Fund present at a meeting at which more than 50% of the outstanding interests or shares of a Fund are represented in person or by proxy.

         The Prospectus relating to the Funds and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

                                   APPENDIX A



COMMERCIAL PAPER RATINGS
------------------------

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps or investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "Duff 3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "Duff 4" - Debt possesses speculative investment characteristics.

         "Duff 5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; nonUnited States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1+" - Obligations are supported by the highest capacity for timely repayment.

         "A1" - Obligations are supported by a strong capacity for timely repayment.

         "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

         "A3" - Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

         "B" - Obligations' capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

         "C" - Obligations have an inadequate capacity to ensure timely repayment.

         "D" - Obligations have a high risk of default or are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC," and "C" - Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

         The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligors ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

         "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Corporation for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

                               FUTURES CONTRACTS


         As stated in the Prospectus, the Funds may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.       INTEREST RATE FUTURES CONTRACTS.
         --------------------------------

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using future contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the

Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLES OF FUTURES CONTRACT SALE. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Portfolio 1 tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. A Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         Bank of America could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLES OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the-price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

         Bank of America could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      STOCK INDEX FUTURES CONTRACTS.
         -----------------------------

A stock index assigns relative values to the stocks included in the     index
and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges or boards of trade regulated by the Commodity Futures Trading Commission.

Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         The Funds may sell stock index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their respective portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds may purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

        In addition, the Funds may utilize stock index futures contracts in anticipation of changes in the composition of their respective portfolio holdings or as a substitute for purchasing or selling the underlying securities. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restrictive index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE: Buy the Future
               Hedge Objective:  Protect Against Increasing Price

         FUND                                                   FUTURES
         ----                                                   -------
                                                       -Day Hedge is Placed-

Anticipate Buying $62,500                              Buying 1 Index Futures
  Portfolio 2                                             at 125
                                                          Value of Futures =
                                                            $62,500/Contract

                                                       -Day Hedge is Lifted-

Buy Portfolio 2 with                                Sell 1 Index Futures at 130
Actual Cost = $65,000                               Value of Futures = $65,000/
Increase in Purchase Price =                           Contract
$2,500                                                Gain on Futures = $2,500


                     HEDGING A STOCK FUND:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

         FUND                                  FUTURES
         ----                                  -------
                                               -Day Hedge is Placed-

Anticipate Selling $1,000,000                  Sell 16 Index Futures at 125
Portfolio 2                                      Value of Futures = $1,000,000

                                               -Day Hedge is Lifted-

Portfolio 2-Own Stock with                     Buy 16 Index Future at 120
Value = $960,000                                 Value of Futures = $960,000
Loss in Value = $40,000                        Gain on Futures = $40,000

         If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

         FUND                                  FUTURES
         ----                                  -------
                                               -Day Hedge is Placed-
Anticipate Buying $62,500                        Buying 1 Index Futures at 125
          Portfolio 2                          Value of Futures = $62,500/
                                                 Contract

                                               -Day Hedge is Lifted-

Buy Portfolio 2 with                           Sell 1 Index Futures at 120
          Actual Cost - $60,000                  Value of Futures = $60,000/
Decrease in Purchase Price = $2,500            Contract
                                               Loss on Futures = $2,500


                     HEDGING A STOCK FUND:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index . 1.0

         FUND                                  FUTURES
         ----                                  -------
                                               -Day Hedge is Placed-

Anticipate Selling $1,000,000                  Sell 16 Index Futures at 125
          Portfolio 2                            Value of Futures = $1,000,000

                                               -Day Hedge is Lifted-

Portfolio 2-Own                                Buy 16 Index Futures at 130
          Stock with Value = $1,040,000          Value of Futures = $1,040,000
          Gain in Value = $40,000                Loss of Futures = $40,000


III.     FUTURES CONTRACTS ON FOREIGN CURRENCIES.
         ---------------------------------------

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.      MARGIN PAYMENTS.
         ----------------

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


V.       OPTIONS ON FUTURES CONTRACTS
         ----------------------------

         Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VI.      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.
         -------------------------------------------

         There are several risks in connection with the use of futures in the Funds as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movement in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

        Successful use of futures to hedge its portfolio by a Fund is also subject to the Bank of America's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which
reflect the rising market.   A Fund may have to sell securities at a time when
it may be disadvantageous to do so.


VII.     OTHER HEDGING TRANSACTIONS
         --------------------------
         The Funds presently intend to use interest rate futures contracts, stock index futures contracts and foreign currency futures contracts in connection with their hedging activities. Nevertheless, each of the Funds is authorized to enter into hedging transactions in any other futures contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging strategies if, in the judgment of the adviser, transactions therein are necessary or advisable.

VIII.    ACCOUNTING AND TAX TREATMENT.
         ----------------------------

         Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

         Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect to either (1) offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

         Certain foreign currency contracts entered into by the Funds may be subject to the "marking-to-market" process but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market.

The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three moths: (1) stock and securities (as defined in section 2(a)(36) of the Investment Company Act of 1940); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and futures with respect to stocks and securities). With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

TIME HORIZON FUNDS
Statements of Assets and Liabilities
December 31, 1995
(Unaudited)

                                                                 Portfolio 1        Portfolio 2        Portfolio 3
                                                                 -----------        -----------        -----------
ASSETS:
Investments, at value                                         $       9,053,007  $       7,296,556  $      6,227,834
Cash                                                                      3,546              2,005             3,709
Interest receivable                                                      54,709             59,999            31,421
Receivable from Investment Adviser                                       24,790             26,130            15,276
Unamortized organization costs                                           33,334             33,334            33,334
Receivable for capital shares issued                                    482,749            180,540           157,450
Prepaid expenses                                                         46,598             45,236            35,983
                                                               ----------------   ----------------   ---------------
        Total Assets                                                  9,698,733          7,643,800         6,505,007
                                                               ----------------   ----------------   ---------------

LIABILITIES:
Capital shares redeemed                                                     600             76,845            25,500
Accrued expenses and other payables:
  Management fees                                                           103                 88                63
  Sub-Administration fees                                                    80                 68                52
  12b-1 fees (Class B Shares)                                             3,702              2,720             2,326
  Organization costs                                                     33,334             33,334            33,334
  Legal and audit fees                                                    2,197              2,648               963
  Other                                                                   1,937              2,761             1,241
                                                               ----------------   ----------------   ---------------
        Total Liabilities                                                41,953            118,464            63,479
                                                               ----------------   ----------------   ---------------
NET ASSETS:
Capital                                                               9,551,413          7,408,648         6,361,432
Accumulated undistributed net investment income/loss                        357              1,995              (233)
Net unrealized appreciation on investments                               83,880             94,594            66,209
Accumulated undistributed net realized gains
  on investment transactions                                             21,130             20,099            14,120
                                                               ----------------   ----------------   ---------------
        Net Assets                                            $       9,656,780  $       7,525,336  $      6,441,528
                                                               ================   ================   ===============
Net Assets
  Class A                                                     $       2,712,240  $       2,702,345  $      2,041,030
  Class B                                                             6,944,540          4,822,991         4,400,498
                                                               ----------------   ----------------   ---------------
        Total                                                 $       9,656,780  $       7,525,336  $      6,441,528
                                                               ================   ================   ===============
Outstanding units of beneficial interest (shares)
  Class A                                                               263,020            260,305           195,589
  Class B                                                               673,482            464,842           421,411
                                                               ----------------   ----------------   ---------------
        Total                                                           936,502            725,147           617,000
                                                               ================   ================   ===============
Net asset value
  Class A - redemption price per share                        $           10.31  $           10.38  $          10.44
  Class B - offering price per share*                                     10.31              10.38             10.44
                                                               ================   ================   ===============
Maximum Sales Charge                                                       4.50%              4.50%             4.50%
                                                               ================    ===============   ===============
Maximum Offering Price
(100%/(100% - Maximum Sales Charge) of net asset
value adjusted to nearest cent) per share (Class A)           $           10.80  $           10.87  $          10.93
                                                               ================   ================   ===============
Investments, at cost                                          $       8,969,127  $       7,201,962  $      6,161,625
                                                               ================   ================   ===============

--------------------
* Redemption price per share is equal to the net asset value per share less any applicable redemption fee.



See notes to financial statements.

TIME HORIZON FUNDS
Statements of Changes in Net Assets
(Unaudited)
                                                         Portfolio 1         Portfolio 2         Portfolio 3
                                                         ------------        ------------        ------------
                                                         September 5,        September 5,        September 5,
                                                           1995 to             1995 to             1995 to
                                                         December 31,        December 31,        December 31,
                                                           1995(a)             1995(a)             1995(a)
                                                         ------------        ------------        ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                                  $   47,981 (b)      $   39,726 (b)      $   25,512 (b)
  Net realized gains on investment transactions              21,130              20,099              14,120
  Net change in unrealized appreciation on investments       83,880              94,594              66,209
                                                         ----------          ----------          ----------
Change in net assets resulting from operations              152,991             154,419             105,841
                                                         ----------          ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
  Class A Shares                                            (15,201)            (15,518)             (9,276)
  Class B Shares                                            (32,423)            (22,213)            (16,469)
                                                         ----------          ----------          ----------
                                                            (47,624)            (37,731)            (25,745)
                                                         ----------          ----------          ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued                             9,638,721           7,577,360           6,415,507
  Dividends reinvested                                       37,988              32,696              21,061
  Cost of shares redeemed                                  (125,296)           (201,408)            (75,136)
                                                         ----------          ----------          ----------
Change in net assets from capital transactions            9,551,413           7,408,648           6,361,432
                                                         ----------          ----------          ----------
Change in net assets                                      9,704,404           7,563,067           6,467,273
NET ASSETS:
  Beginning of period                                        _                   _                   _
                                                         ----------          ----------          ----------
  End of period                                          $9,704,404          $7,563,067          $6,467,273
                                                         ==========          ==========          ==========

SHARE TRANSACTIONS:
  Sold                                                      944,966             741,430             622,150
  Reinvested                                                  3,692               3,156               2,022
  Redeemed                                                  (12,156)            (19,439)             (7,172)
                                                         ----------          ----------          ----------
Change in shares                                            936,502             725,147             617,000
                                                         ==========          ==========          ==========

___________

(a) Period from commencement of operations.
(b) Includes income earned during the period from July 28, 1995
    (initial seed date) through September 4, 1995.


See notes to financial statements.

TIME HORIZON FUNDS
Statements of Operations
(Unaudited)

                                                          Portfolio 1             Portfolio 2             Portfolio 3
                                                     --------------------    --------------------    --------------------
                                                      September 5, 1995       September 5, 1995       September 5, 1995
                                                               to                     to                     to
                                                     December 31, 1995(a)    December 31, 1995(a)    December 31, 1995(a)
                                                     --------------------    --------------------    --------------------
INVESTMENT INCOME:
Interest income                                            $ 47,567                $ 35,586               $ 20,854
Dividend income                                               6,503                   8,819                  8,035
                                                           --------                --------               --------
Total Income                                                 54,070 (b)              44,405 (b)             28,889 (b)
                                                           --------                --------               --------
EXPENSES:
Management fees                                               6,690                   5,887                  3,941
Sub-Administration fees                                         223                     196                    131
12b-1 fees (Class B Shares)                                   6,322                   5,085                  3,369
Shareholder Services fees (Class A and Class B Shares)        2,787                   2,453                  1,642
Custodian and accounting fees                                 3,015                   3,015                  3,015
Legal and audit fees                                          7,035                   6,700                  2,613
Organization costs                                              402                     402                    402
Trustees' fees                                                1,809                   2,144                    737
Transfer agent fees                                           2,412                   2,345                  2,345
Registration and filing fees                                  5,360                   5,762                  4,154
Printing costs                                                3,216                   3,886                  1,340
Other                                                         1,539                   1,876                    669
                                                           --------                --------               --------
  Total Expenses before waivers and reimbursements           40,810                  39,751                 24,358
  Expense waivers and reimbursements                         34,721                  35,072                 20,981
                                                           --------                --------               --------
  Total Expenses                                              6,089                   4,679                  3,377
                                                           --------                --------               --------
Net investment income                                        47,981                  39,726                 25,512
                                                           --------                --------               --------
REALIZED/UNREALIZED GAINS
  ON INVESTMENTS:
Net realized gains on investment transactions                21,130                  20,099                 14,120
Net change in unrealized appreciation on investments         83,880                  94,594                 66,209
                                                           --------                --------               --------
Net realized/unrealized gains on investments                105,010                 114,693                 80,329
                                                           --------                --------               --------
Change in net assets resulting from operations             $152,991                $154,419               $105,841
                                                           ========                ========               ========

___________
(a) Period from commencement of operations.
(b) Includes income earned during the period from July 28, 1995 (initial seed date)
    through September 4, 1995 (initial sale of shares to public).


See notes to financial statements.

TIME HORIZON FUNDS
Financial Highlights
(Unaudited)

                                                                  Portfolio 1                           Portfolio 2
                                                          Class A            Class B             Class A           Class B
                                                       -------------      -------------       -------------     --------------
                                                        September 5,      September 5,         September 5,      September 5,
                                                           1995 to           1995 to             1995 to           1995 to
                                                        December 31,       December 31,        December 31,      December 31,
                                                           1995(a)           1995(a)             1995(a)           1995(a)
                                                        -------------     -------------       -------------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $   10.04 (d)     $    10.04 (d)     $    10.04 (d)     $    10.04 (d)
                                                          ---------         ----------         ----------         ----------
INVESTMENT ACTIVITIES:
  Net investment income                                        0.06               0.05               0.06               0.05
  Net realized and unrealized gains
    on investments                                             0.27               0.27               0.34               0.34
                                                          ---------         ----------         ----------         ----------
                                                               0.33               0.32               0.40               0.39
                                                          ---------         ----------         ----------         ----------
DISTRIBUTIONS:
  Net investment income                                       (0.06)             (0.05)             (0.06)             (0.05)
                                                          ---------         ----------         ----------         ----------
Net Asset Value, End of Period                            $   10.31         $    10.31         $    10.38         $    10.38
                                                          =========         ==========         ==========         ==========
Total Return (excludes sales and redemption charges) (b)       3.27%              3.19%              3.97%              3.78%

RATIOS / SUPPLEMENTAL DATA:

  Net Assets at end of period (000)                       $   2,712         $    6,945         $    2,702         $    4,823

  Ratio of expenses to
     average net assets (c)                                    0.02%              0.72%              0.02%              0.68%
  Ratio of net investment income
     to average net assets (c)                                 4.54%              3.87%              4.16%              3.55%
  Ratio of expenses to
     average net assets (c)*                                   2.98%              3.72%              3.35%              4.10%
  Ratio of net investment income
     to average net assets (c)*                                1.58%              0.87%              0.83%              0.13%

  Portfolio turnover **                                       85.33%             85.33%             59.79%             59.79%

                                                                  Portfolio 3
                                                           Class A          Class B
                                                        -------------    -------------
                                                         September 5,     September 5,
                                                            1995 to          1995 to
                                                         December 31,      December 31,
                                                            1995(a)          1995(a)
                                                        -------------     -------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $   10.04 (d)     $    10.04 (d)
                                                          ---------         ----------
INVESTMENT ACTIVITIES:
  Net investment income                                        0.05               0.04
  Net realized and unrealized gains
    on investments                                             0.40               0.40
                                                          ---------         ----------
                                                               0.45               0.44
                                                          ---------         ----------
DISTRIBUTIONS:
  Net investment income                                       (0.05)             (0.04)
                                                          ---------         ----------
Net Asset Value, End of Period                            $   10.44         $    10.44
                                                          =========         ==========
Total Return (excludes sales and redemption charges) (b)       4.36%              4.38%

RATIOS / SUPPLEMENTAL DATA:

  Net Assets at end of period (000)                       $   2,041         $    4,400

  Ratio of expenses to
     average net assets (c)                                    0.02%              0.74%
  Ratio of net investment income
     to average net assets (c)                                 4.04%              3.37%
  Ratio of expenses to
     average net assets (c)*                                   3.04%              3.78%
  Ratio of net investment income
     to average net assets (c)*                                1.02%              0.33%

  Portfolio turnover **                                       33.02%             33.02%

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distunguishing between the classes of shares issued.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Net asset value includes the effect of income earned on initial seed money for the period from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to public).

See notes to financial statements.

                               TIME HORIZON FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

1.       ORGANIZATION:

         Time Horizon Funds (the "Company"), an open-end management investment company established as a Delaware business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"). The Company offers shares of the following funds: Time Horizon Portfolio 1 ("Portfolio 1"), Time Horizon Portfolio 2 ("Portfolio 2"), and Time Horizon Portfolio 3 ("Portfolio 3") (individually, a "Fund" and collectively, the "Funds"), each of which offers Class A and Class B shares. Class A shares are offered at net asset value plus an initial sales charge and are subject to a shareholder servicing fee. Class B shares are offered at net asset value without a sales charge but are subject to a contingent deferred sales charge, plus distribution plan and shareholder servicing fees. Class B shares will convert to Class A shares on the first business day of the month following the eighth anniversary of the date of purchase.

2.       SIGNIFICANT ACCOUNTANT POLICIES:

         The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.
         The policies are in conformity with generally accepted accounting principles.

         SECURITIES VALUATION:

         Investments in securities that are primarily traded on a domestic exchange or traded on the NASDAQ National Market System are valued at the last sale price on the exchange or market where primarily traded or listed or if there is no recent sale price available, at the last current bid quotation. Securities not so traded are valued at the last current bid quotation if market quotations are available. Except for short-term securities with remaining maturities of 60 days or less ("Short-Term Securities"), fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-Term Securities are valued at amortized cost, which approximates market value.

         Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

         SECURITY TRANSACTIONS AND RELATED INCOME:

         Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or Discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net proceeds of sales.

         REPURCHASE AGREEMENTS:

         The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which Bank of America National Trust and Saving Association ("Bank of America" or the "Manager") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at 102% of the repurchase price (including accrued interest). If the seller defaulted on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities be delayed or limited. Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

         ORGANIZATION EXPENSES:

         All costs incurred by the Company in connection with the organization of the Funds and the initial public offering of shares of the Funds, principally professional fees and printing, have been deferred. Upon commencement of investment operations of each Fund, the deferred organization expenses are being amortized on a straight-line basis over a period of five years. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of said shares being redeemed bears to the number of initial shares that are outstanding at the time of the redemption.

         OTHER:

         Expenses that are directly related to one of the Funds are charged directly to that Fund and are allocated to each class of shares based on the relative net assets of each class. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets.

3.      PURCHASES AND SALES OF SECURITIES:

         Purchases and sales of securities (excluding short-term securities) for the period from September 5, 1995 (commencement of operations) through December 31, 1995 are as follows:

                                              PURCHASES           SALES
                                             -----------        ----------
         Portfolio 1......................   $11,821,011        $4,090,381
         Portfolio 2......................     8,862,239         2,551,809
         Portfolio 3......................     5,877,313           916,298


4.       DIVIDENDS TO SHAREHOLDERS:

         Dividends from net investment income are declared and paid annually and distributable net realized capital gains, if any, are declared and distributed at least annually for Class A Shares and Class B Shares of the Funds.

         Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferrals of certain losses.

5.       FEDERAL INCOME TAXES:

         It is the policy of each of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

6.       CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the Funds are summarized below (amounts in thousands):

                                   PORTFOLIO 1                   PORTFOLIO 2                  PORTFOLIO 3
                               --------------------          --------------------         ---------------------
                                SEPTEMBER 5, 1995             SEPTEMBER 5, 1995            SEPTEMBER 5, 1995
                                        TO                           TO                           TO
                                DECEMBER 31, 1995 (A)         DECEMBER 31, 1995 (A)        DECEMBER 31, 1995 (A)
                               --------------------          --------------------         ---------------------
                               SHARES      AMOUNT            SHARES      AMOUNT           SHARES       AMOUNT
                               ------    ----------          ------    -----------        ------      ----------
Class A Shares
  Issued                         270      $    2,753           274     $     2,808           195      $    2,006
  Reinvested                       1              13             1              14             1               7
  Redeemed                        (8)            (84)          (15)           (158)           --              (3)
                              ------      ----------        ------     -----------        ------      ----------
Net increase - Class A           263           2,682           260           2,664           196           2,010
                              ------      ----------        ------     -----------        ------      ----------
Class B Shares
  Issued                         675           6,886           467           4,770           427           4,409
  Reinvested                       3              25             2              18             1              14
  Redeemed                        (4)            (42)           (4)            (43)           (7)            (72)
                              ------      ----------        ------     -----------        ------      ----------

Net increase - Class B           674           6,869           465           4,745           421           4,351
                              ------      ----------        ------     -----------        ------      ----------

Net increase in Fund             937      $    9,551           725     $     7,409           617           6,361
                              ======      ==========        ======     ===========        ======      ==========

-------------------
(a) Period from commencement of operations.



         RELATED PARTY TRANSACTIONS

         Bank of America National Trust and Savings Association ("Bank of America") serves as the Funds' Manager. Bank of America is a subsidiary of BankAmerica Corporation, a registered bank holding company. Under the terms of the management agreement with the Company, Bank of America is entitled to receive fees based on a percentage of the average net assets of each Fund.

         Pursuant to the authority granted in its management agreement, Bank of America has entered into a Sub-Administration Agreement with BISYS Fund Services, Inc. ("BISYS"), under which BISYS will perform certain of the services to be provided under the management agreement.

         Concord Financial Group, Inc. (the "Distributor") serves as distributor of the Funds' shares. BISYS Fund Services Ohio, Inc. serves as fund accountant and transfer and dividend disbursing agent of the Funds. BISYS, BISYS Fund Services Ohio, Inc. and the Distributor are each wholly-owned subsidiaries of The BISYS Group, Inc. For the period from September 5, 1995 through December 31, 1995, BISYS received $259,745 from commissions earned on sales of shares of the Fund, none of which was reallowed to other broker/dealers.

         The Company has adopted a Shareholder Service Plan for Class A shares and Class B shares, under which the Class A shares and Class B shares of the Funds reimburse the Distributor and Service Organizations for shareholder servicing fees incurred. Under the Shareholder Service Plan, payments by a Fund for shareholder servicing expenses may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Company has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Class B shares of each Fund compensate the Distributor for services rendered and costs incurred in connection with distribution of the Class B shares. Under the Distribution Plan, payments by the Class B shares of a Fund for distribution expenses are incurred at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the Class B shares.

         Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in those capacities.

         Bank of America has agreed to voluntarily reduce its fees, absorb and/or reimburse operating expenses for the first twelve months of the Funds' operations to ensure that the operating expenses for each Fund do not exceed 1.00% and 1.75% (annualized) of the average net assets of each Fund's Class A and Class B Shares, respectively.


Information regarding related party transactions is as follows for the period from September 5, 1995 (commencement of operations) to December 31, 1995:

                                                PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                     1            2             3
                                                -------------------------------------
MANAGEMENT FEES:
Annual fee before voluntary fee reductions
 (Percentage of average net assets)........       .60%           .60%           .60%
Voluntary fee reductions...................     $6,587         $5,799         $3,878
SUB-ADMINISTRATION FEES:
Annual fee before voluntary fee reductions
 (Percentage of average net assets).........      .02%           .02%           .02%
Voluntary fee reductions....................      $120           $108            $68
12B-1 FEES:
Annual fee before voluntary fee reductions
  (Percentage of average net assets)........      .75%           .75%           .75%
Voluntary fee reductions...................       $437           $582           $117
SHAREHOLDER SERVICES FEES:
Annual fee before voluntary fee reductions
  (Percentage of average net assets)........      .25%           .25%           .25%
Voluntary fee reductions (Class A)..........      $680           $758           $519
Voluntary fee reductions (Class B)..........    $2,107         $1,695         $1,123
EXPENSES REIMBURSED:                           $24,790        $26,130        $15,276
TRANSFER AGENT FEES:                            $2,412         $2,345         $2,345

TIME HORIZON FUNDS
Portfolio 1
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
   Principal              Security                    Market
    Amount               Description                  Value
   ---------             -----------                  ------
Common Stocks (28.8%):
Automobiles & Trucks (0.4%):
         800    General Motors Corp.                $   42,300
                                                    ----------
Banks (1.5%):
         600    Bank of New York Co., Inc.              29,250
         900    Citicorp                                60,526
         543    First Chicago                           21,448
         500    NationsBank Corp.                       34,813
                                                    ----------
                                                       146,037
                                                    ----------
Beverages (0.9%):
         400    Coca-Cola Co.                           29,700
       1,000    PepsiCo, Inc.                           55,875
                                                    ----------
                                                        85,575
                                                    ----------
Broadcasting (0.5%):
         400    Capital Cities/ABC, Inc.                49,350
                                                    ----------
Building Materials (0.1%):
         200    Armstrong World                         12,400
                                                    ----------
Business Equip. & Services (0.3%):
         200    Xerox Corp.                             27,400
                                                    ----------
Chemicals (1.2%):
         900    Air Products & Chemicals, Inc.          47,475
         400    Eastman Chemical Co.                    25,050
         200    E.I. du Pont de Nemours                 13,975
         200    Monsanto Co.                            24,500
                                                    ----------
                                                       111,000
                                                    ----------
Computer Software (0.7%):
         400    Cisco Systems, Inc. (b)                 29,850
         400    Microsoft Corp. (b)                     35,100
                                                    ----------
                                                        64,950
                                                    ----------
Computers & Computer Systems (1.6%):
         500    Compaq Computer Corp. (b)               24,000
         600    Hewlett Packard                         50,250
         200    IBM Corp.                               18,350
         600    Oracle Corp. (b)                        25,425
         600    Sun Microsystems, Inc.                  27,375
                                                    ----------
                                                       145,400
                                                    ----------
Construction Materials (0.2%):
         500    PPG Industries, Inc.                    22,875
                                                    ----------

TIME HORIZON FUNDS
Portfolio 1
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
   Principal              Security                    Market
    Amount               Description                  Value
   ---------             -----------                  ------
Common Stocks, Continued:
Defense (1.2%):
         600    General Dynamics Corp.              $   35,475
         300    Lockheed Martin Corp.                   23,700
         700    Rockwell International Corp.            37,012
         200    United Technologies Corp.               18,975
                                                    ----------
                                                       115,162
                                                    ----------
Electrical Equipment (0.2%):
         400    Honeywell, Inc.                         19,450
                                                    ----------
Electronics & Electronic Components (1.7%):
         700    Applied Materials, Inc.                 27,563
         100    General Electric Co.                    79,200
         600    Intel Corp.                             34,050
         500    Texas Instruments                       25,875
                                                    ----------
                                                       166,688
                                                    ----------
Engineering & Construction (0.2%):
         200    Fluor Corp.                             13,200
                                                    ----------
Entertainment (0.5%):
         400    King World Productions (b)              15,550
         600    The Walt Disney Co.                     35,400
                                                    ----------
                                                        50,950
                                                    ----------
Financial Services (1.0%):
         500    Bank of Boston Corp.                    23,125
         400    Dean Witter Discover & Co.              18,800
         400    First Interstate Bancorp                54,600
                                                    ----------
                                                        96,525
                                                    ----------
Food & Related Products (1.1%):
         300    Campbell Soup Co.                       18,000
         400    ConAgra, Inc.                           16,500
         300    IBP, Inc.                               15,150
         600    Philip Morris Co., Inc.                 54,300
                                                    ----------
                                                       103,950
                                                    ----------
Forest & Paper Products (0.6%):
         300    Kimberly-Clark Corp.                    24,825
         500    Mead Corp.                              26,125
         200    Williamette Industries, Inc.            11,250
                                                    ----------
                                                        62,200
                                                    ----------

TIME HORIZON FUNDS
Portfolio 1
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
   Principal              Security                    Market
    Amount               Description                  Value
   ---------             -----------                  ------
Common Stocks, Continued:
Hospital Supply & Mgmt. (0.1%):
         200    Columbia HCA Healthcare Corp.       $   10,150
                                                    ----------
Hotel Management & Related Services (0.2%):
         600    Marriott International                  22,950
                                                    ----------
Household-General Products (0.7%):
         600    Newell Co.                              15,525
         400    Premark International, Inc.             20,250
         400    Procter & Gamble Co.                    33,200
                                                    ----------
                                                        68,975
                                                    ----------
Insurance (1.7%):
         400    Aetna Life & Casualty Co.               27,700
         800    Allstate Insurance                      32,900
         200    General Re Corp.                        31,000
         900    Providian Corp.                         36,675
         500    Travelers Group, Inc.                   31,438
                                                    ----------
                                                       159,713
                                                    ----------
Manufacturing (0.6%):
         500    Illinois Tool Works                     29,500
         400    Johnson Controls                        27,500
                                                    ----------
                                                        57,000
                                                    ----------
Medical - Biotechnology (0.2%):
         400    Medtronic, Inc.                         22,350
                                                    ----------
Medical - Hosp. Mgt. & Svc. (0.3%):
         400    United Healthcare Corp.                 26,200
                                                    ----------
Metal Fabrication (0.4%):
         400    Aluminum Co. of America                 21,150
         500    Kennametal, Inc.                        15,875
                                                    ----------
                                                        37,025
                                                    ----------
Metals - Diversified (0.1%):
         200    Phelps Dodge Corp.                      12,450
                                                    ----------
Multiple Industry (0.4%):
         300    ITT Destinations, Inc. (b)              15,900
         300    ITT Hartford Group, Inc. (b)            14,513
         300    ITT Industries, Inc.                     7,200
                                                    ----------
                                                        37,613
                                                    ----------

TIME HORIZON FUNDS
Portfolio 1
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
   Principal              Security                    Market
    Amount               Description                  Value
   ---------             -----------                  ------
Common Stocks, Continued:
Oil & Gas (0.8%):
         200    Atlantic Richfield Co.              $   22,150
         400    Consolidated Natural Gas Co.            18,150
         200    Royal Dutch Petroleum                   28,225
         200    Williams Companies, Inc.                 8,775
                                                    ----------
                                                        77,300
                                                    ----------
Petroleum - Internationals & Services (1.8%):
         200    Amoco Corp.                             14,375
         600    Exxon Corp.                             48,075
         900    Halliburton Co.                         45,562
         600    Mobil Corp.                             67,200
                                                    ----------
                                                       175,212
                                                    ----------
Pharmaceuticals (1.8%):
         400    Bristol-Myers Squibb Co.                34,350
         500    Johnson & Johnson                       42,812
         600    Merck & Co., Inc.                       39,450
         800    Pfizer, Inc.                            50,400
         200    Schering-Plough                         10,950
                                                    ----------
                                                       177,962
                                                    ----------
Photographic Equipment (0.1%):
         200    Eastman Kodak Co.                       13,400
                                                    ----------
Publishing (0.5%):
         500    Dow Jones & Co., Inc.                   19,937
         400    Tribune Co.                             24,450
                                                    ----------
                                                        44,387
                                                    ----------
Railroad (0.3%):
         400    Norfolk Southern Corp.                  31,750
                                                    ----------
Retail (1.3%):
         400    The Gap, Inc.                           16,800
         800    Home Depot, Inc.                        38,300
         200    Kroger Co. (b)                           7,500
         400    Safeway, Inc. (b)                       20,600
         900    Sears Roebuck & Co.                     35,100
                                                    ----------
                                                       118,300
                                                    ----------
Shoes- Leather (0.1%):
         200    Nike, Inc., Class B                     13,925
                                                    ----------
Tires & Rubber Products (0.3%):
         600    Goodyear Tire & Rubber Co.              27,225
                                                    ----------

TIME HORIZON FUNDS
Portfolio 1
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
   Principal              Security                    Market
    Amount               Description                  Value
   ---------             -----------                  ------
Common Stocks, Continued:
Transportation-Air (0.1%):
         100    AMR Corp. (b)                       $    7,425
                                                    ----------
Utilities-Electric (1.1%):
         900    Detroit Edison Co.                      31,050
         500    FPL Group, Inc.                         23,187
         500    General Public Utilities Corp.          17,000
       1,000    Unicom Corp.                            32,750
                                                    ----------
                                                       103,987
                                                    ----------
Utilities-Telephone (2.0%):
       1,000    Ameritech Corp.                         59,000
         400    AT&T Corp.                              25,900
       1,000    Bellsouth Corp.                         43,500
         500    Southwestern Bell Corp.                 28,750
       1,000    Sprint Corp                             39,875
                                                    ----------
                                                       197,025
                                                    ----------
  Total Common Stocks                                2,777,736
                                                    ----------
 U.S.  Treasury Bills (12.5%):
   1,221,000    2/22/96                              1,211,332
                                                    ----------
   Total U.S. Treasury Bills                         1,211,332
                                                    ----------
 U.S. Treasury Notes (52.4%):
     650,000    6.13%, 5/31/97                         658,047
   2,260,000    6.75%, 5/31/99                       2,360,231
   1,977,000    6.25%, 8/31/00                       2,045,661
                                                    ----------
  Total U.S. Treasury Notes                          5,063,939
                                                    ----------
Total (Cost-$ 8,969,127) (a)                        $9,053,007
                                                    ==========

______________

Percentages indicated are based on net assets of $9,656,780

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                Unrealized appreciation             $  126,770
                Unrealized depreciation                (42,890)
                                                    ----------
                Net unrealized appreciation         $   83,880
                                                    ----------
(b) Represents non-income producing securities.

See notes to financial statements.

TIME HORIZON FUNDS
Portfolio 2
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
  Principal           Security               Market
    Amount           Description             Value
-------------       ------------          ----------
Common Stocks (41.9%):
Automobiles & Trucks (0.6%):
         900    General Motors Corp.       $    47,588
                                            ----------
Banks (2.2%):
         800    Bank of New York Co., Inc.      39,000
         700    Citicorp                        47,075
         724    First Chicago                   28,598
         700    NationsBank Corp.               48,738
                                             ----------
                                               163,411
                                             ----------
Beverages (1.4%):
         500    Coca-Cola Co.                   37,125
       1,200    PepsiCo, Inc.                   67,050
                                             ----------
                                               104,175
                                             ----------
Broadcasting (0.7%):
         400    Capital Cities/ABC, Inc.        49,350
                                             ----------
Building Materials (0.2%):
         200    Armstrong World                 12,400
                                             ----------
Business Equip. & Services (0.4%):
         200    Xerox Corp.                     27,400
                                             ----------
Chemicals (1.8%):
         900    Air Products & Chemicals, Inc.  47,475
         400    Eastman Chemical Co.            25,050
         400    E.I. du Pont de Nemours         27,950
         300    Monsanto Co.                    36,750
                                             ----------
                                               137,225
                                             ----------
Computer Software (1.1%):
         500    Cisco Systems, Inc. (b)         37,313
         500    Microsoft Corp. (b)             43,875
                                             ----------
                                                81,188
                                             ----------
Computer Systems / Hardware (2.3%):
         500    Compaq Computer Corp. (b)       24,000
         600    Hewlett Packard                 50,250
         400    IBM Corp.                       36,700
         800    Oracle Corp. (b)                33,900
         600    Sun Microsystems, Inc.          27,375
                                             ----------
                                               172,225
                                             ----------

TIME HORIZON FUNDS
Portfolio 2
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
  Principal           Security               Market
    Amount           Description             Value
-------------       ------------          ----------
Common Stocks, Continued:
Construction Materials (0.3%):
         500    PPG Industries, Inc.       $    22,875
                                             ----------
Defense (1.8%):
         600    General Dynamics Corp.          35,475
         300    Lockheed Martin Corp.           23,700
         700    Rockwell International Corp.    37,013
         400    United Technologies Corp.       37,950
                                             ----------
                                               134,138
                                             ----------
Electrical Equipment (0.1%):
         200    Honeywell, Inc.                  9,725
                                             ----------
Electronics & Electronic Components (2.5%):
         700    Applied Materials, Inc.         27,563
       1,200    General Electric Co.            86,400
         800    Intel Corp.                     45,400
         500    Texas Instruments               25,875
                                             ----------
                                               185,238
                                             ----------
Engineering & Construction (0.3%):
         300    Fluor Corp.                     19,800
                                             ----------
Entertainment (0.9%):
         500    King World Productions (b)      19,438
         800    The Walt Disney Co.             47,200
                                             ----------
                                                66,638
                                             ----------
Financial Services (1.7%):
         800    Bank of Boston Corp.            37,000
         700    Dean Witter Discover & Co.      32,900
         400    First Interstate Bancorp        54,600
                                             ----------
                                               124,500
                                             ----------
Food & Related (1.7%):
         500    Campbell Soup Co.               30,000
         500    ConAgra, Inc.                   20,625
         300    IBP, Inc.                       15,150
         700    Philip Morris Co., Inc.         63,350
                                             ----------
                                               129,125
                                             ----------

TIME HORIZON FUNDS
Portfolio 2
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
  Principal           Security               Market
    Amount           Description             Value
-------------       ------------          ----------
Common Stocks, Continued:
Forest & Paper Products (0.7%):
         200    Kimberly-Clark Corp.       $    16,550
         500    Mead Corp.                      26,125
         200    Williamette Industries, Inc.    11,250
                                             ----------
                                                53,925
                                             ----------
Hospital Supply & Mgmt. (0.2%):
         300    Columbia HCA Healthcare Corp.   15,225
                                             ----------
Hotel Management & Related Services (0.3%):
         600    Marriott International          22,950
                                             ----------
Household - General Products (1.0%):
         400    Newell Co.                      10,350
         200    Premark International, Inc.     10,125
         700    Procter & Gamble Co.            58,100
                                             ----------
                                                78,575
                                             ----------

Insurance (2.0%):
         400    Aetna Life & Casualty Co.       27,700
       1,300    Allstate Insurance              53,462
         200    General Re Corp.                31,000
         700    Providian Corp.                 28,525
         200    Travelers Group, Inc.           12,575
                                             ----------
                                               153,262
                                             ----------
Manufacturing (0.7%):
         400    Illinois Tool Works             23,600
         400    Johnson Controls                27,500
                                             ----------
                                                51,100
                                             ----------
Medical - Biotechnology (0.3%):
         400    Medtronic, Inc.                 22,350
                                             ----------
Metal Fabrication (0.5%):
         400    Aluminum Co. of America         21,150
         500    Kennametal, Inc.                15,875
                                             ----------
                                                37,025
                                             ----------
Metals (0.2%):
         300    Phelps Dodge Corp.              18,675
                                             ----------

TIME HORIZON FUNDS
Portfolio 2
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
  Principal           Security               Market
    Amount           Description             Value
-------------       ------------          ----------
Common Stocks, Continued:
Multiple Industry (0.6%):
         400    ITT Destinations, Inc. (b) $    21,200
         400    ITT Hartford Group, Inc. (b)    19,350
         400    ITT Industries, Inc.             9,600
                                             ----------
                                                50,150
                                             ----------
Oil & Gas (1.1%):
         200    Atlantic Richfield Co.          22,150
         400    Consolidated Natural Gas Co.    18,150
         200    Royal Dutch Petroleum           28,225
         300    Williams Companies, Inc.        13,162
                                             ----------
                                                81,687
                                             ----------
Petroleum - Internationals & Services (2.8%):
         400    Amoco Corp.                     28,750
         900    Exxon Corp.                     72,112
         900    Halliburton Co.                 45,563
         600    Mobil Corp.                     67,200
                                             ----------
                                               213,625
                                             ----------
Pharmaceuticals (3.0%):
         600    Bristol-Myers Squibb Co.        51,525
         700    Johnson & Johnson               59,937
         700    Merck & Co., Inc.               46,025
         900    Pfizer, Inc.                    56,700
         200    Schering-Plough                 10,950
                                             ----------
                                               225,137
                                             ----------
Photographic Equipment (0.3%):
         300    Eastman Kodak Co.               20,100
                                             ----------
Publishing (0.6%):
         500    Dow Jones & Co., Inc.           19,937
         500    Tribune Co.                     30,563
                                             ----------
                                                50,500
                                             ----------
Railroad (0.4%):
         400    Norfolk Southern Corp.          31,750
                                             ----------

TIME HORIZON FUNDS
Portfolio 2
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
  Principal           Security                Market
    Amount           Description              Value
-------------       ------------           ----------
Common Stocks, Continued:
Retail (1.7%):
         400    The Gap, Inc.               $    16,800
         900    Home Depot, Inc.                 43,087
         300    Kroger Co. (b)                   11,250
         300    Safeway, Inc. (b)                15,450
       1,100    Sears Roebuck & Co.              42,900
                                              ---------
                                                129,487
                                              ---------
Shoes - Leather (0.3%):
         300    Nike, Inc., Class B              20,887
                                              ---------
Tires & Rubber Products (0.2%):
         400    Goodyear Tire & Rubber Co.       18,150
                                              ---------
Transportation - Air (0.1%):
         100    AMR Corp. (b)                     7,425
                                              ---------
Utilities - Electric (1.7%):
         900    Detroit Edison Co.               31,050
         900    FPL Group, Inc.                  41,737
         700    General Public Utilities Corp.   23,800
         900    Unicom Corp.                     29,475
                                              ---------
                                                126,062
                                              ---------
Utilities -Telephone (3.2%):
       1,100    Ameritech Corp.                  64,900
         600    AT&T Corp.                       38,850
       1,500    Bellsouth Corp.                  65,250
         400    Southwestern Bell Corp.          23,000
       1,200    Sprint Corp.                     47,850
                                              ---------
                                                239,850
                                              ---------
  Total Common Stocks                         3,154,898
                                              ---------
U.S. Treasury Bills (11.4%):
       11,000    1/18/96                         10,971
      850,000    2/22/96                        843,283
                                              ---------
  Total U.S. Treasury Bills                     854,254
                                              ---------

TIME HORIZON FUNDS
Portfolio 2
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

   Shares or
  Principal           Security               Market
    Amount           Description             Value
-------------       ------------          ----------
U.S. Treasury Notes (43.7%):
      460,000    6.13%, 5/31/97             $   465,695
    2,727,000    6.25%, 8/31/00               2,821,709
                                            -----------
  Total U.S. Treasury Notes                   3,287,404
                                            -----------

Total (Cost-$ 7,201,962) (a)                $ 7,296,556
                                            ===========

______________
Percentages indicated are based on net assets of $7,525,336.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation       $   142,456
          Unrealized depreciation           (47,862)
                                        -----------
          Net unrealized appreciation   $    94,594
                                        ===========

(b) Represents non-income producing securities.

See notes to financial statements.

TIME HORIZON FUNDS
Portfolio 3
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

 Shares or
 Principal              Security                Market
  Amount               Description              Value
--------------   --------------------------   ----------
Common Stocks (53.1%):
Automobiles & Trucks (0.9%):
        1,100    General Motors Corp.       $    58,163
                                              ----------
Banks (3.5%):
        1,700    Bank of New York Co., Inc.      82,875
        1,000    Citicorp                        67,250
          905    First Chicago                   35,747
          600    NationsBank Corp.               41,775
                                              ----------
                                                227,647
                                              ----------
Beverages (2.3%):
          400    Coca-Cola Co.                   29,700
        2,100    PepsiCo, Inc.                  117,337
                                              ----------
                                                147,037
                                              ----------
Broadcasting (0.8%):
          400    Capital Cities/ABC, Inc.        49,350
                                              ----------
Building Materials (0.2%):
          200    Armstrong World                 12,400
                                              ----------
Business Equip. & Services (0.4%):
          200    Xerox Corp.                     27,400
                                              ----------
Chemicals (2.0%):
          900    Air Products & Chemicals, Inc.  47,475
          700    Eastman Chemical Co.            43,837
          200    E.I. du Pont de Nemours         13,975
          200    Monsanto Co.                    24,500
                                              ----------
                                                129,787
                                              ----------
Computer Software (0.9%):
          400    Cisco Systems, Inc. (b)         29,850
          300    Microsoft Corp. (b)             26,325
                                              ----------
                                                 56,175
                                              ----------
Computers (2.5%):
        1,000    Compaq Computer Corp. (b)       48,000
          600    Hewlett Packard                 50,250
          200    IBM Corp.                       18,350
          400    Oracle Corp. (b)                16,950
          600    Sun Microsystems, Inc.          27,375
                                              ----------
                                                160,925
                                              ----------

TIME HORIZON FUNDS
Portfolio 3
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

 Shares or
 Principal              Security                Market
  Amount               Description              Value
--------------   --------------------------   ----------
Common Stocks, Continued:
Construction Materials (0.4%):
          500    PPG Industries, Inc.       $    22,875
                                              ----------
Defense (1.8%):
          600    General Dynamics Corp.          35,475
          300    Lockheed Martin Corp.           23,700
          700    Rockwell International Corp.    37,012
          200    United Technologies Corp.       18,975
                                              ----------
                                                115,162
                                              ----------
Electrical Equipment (0.4%):
          500    Honeywell, Inc.                 24,312
                                              ----------
Electronics (4.0%):
          700    Applied Materials, Inc.         27,562
        1,800    General Electric Co.           129,600
          500    Intel Corp.                     28,375
        1,400    Texas Instruments               72,450
                                              ----------
                                                257,987
                                              ----------
Engineering & Construction (0.3%):
          300    Fluor Corp.                     19,800
                                              ----------
Entertainment (1.0%):
          300    King World Productions (b)      11,662
          900    The Walt Disney Co.             53,100
                                              ----------
                                                 64,762
                                              ----------
Financial Services (1.4%):
          400    Bank of Boston Corp.            18,500
          400    Dean Witter Discover & Co.      18,800
          400    First Interstate Bancorp        54,600
                                              ----------
                                                 91,900
                                              ----------
Food & Related Products(1.8%):
          400    Campbell Soup Co.               24,000
          500    ConAgra, Inc.                   20,625
          300    IBP, Inc.                       15,150
          600    Philip Morris Co., Inc.         54,300
                                              ----------
                                                114,075
                                              ----------

TIME HORIZON FUNDS
Portfolio 3
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

 Shares or
 Principal              Security                Market
  Amount               Description              Value
--------------   --------------------------   ----------
Common Stocks, Continued:
Forest & Paper Products (0.8%):
          200    Kimberly-Clark Corp.       $    16,550
          500    Mead Corp.                      26,125
          200    Williamette Industries, Inc.    11,250
                                              ----------
                                                 53,925
                                              ----------
Hospital Supply & Mgmt. (0.2%):
          200    Columbia HCA Healthcare Corp.   10,150
                                              ----------
Hotel Management & Related Services (0.4%):
          600    Marriott International          22,950
                                              ----------
Household - General Products (1.2%):
          600    Newell Co.                      15,525
          600    Premark International, Inc.     30,375
          400    Procter & Gamble Co.            33,200
                                              ----------
                                                 79,100
                                              ----------
Insurance (2.6%):
          400    Aetna Life & Casualty Co.       27,700
        1,000    Allstate Insurance              41,125
          200    General Re Corp.                31,000
          900    Providian Corp.                 36,675
          500    Travelers Group, Inc.           31,438
                                              ----------
                                                167,938
                                              ----------
Manufacturing (1.0%):
          600    Illinois Tool Works             35,400
          400    Johnson Controls                27,500
                                              ----------
                                                 62,900
                                              ----------
Medical - Biotechnology (0.3%):
          400    Medtronic, Inc.                 22,350
                                              ----------
Medical - Hosp. Mgt. & Svc. (0.4%)
          400    United Healthcare Corp.         26,200
                                              ----------
Metal Fabrication (0.6%):
          400    Aluminum Co. of America         21,150
          500    Kennametal, Inc.                15,875
                                              ----------
                                                 37,025
                                              ----------
Metals - Diversified (0.2%):
          200    Phelps Dodge Corp.              12,450
                                              ----------

TIME HORIZON FUNDS
Portfolio 3
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

 Shares or
 Principal              Security                Market
  Amount               Description              Value
--------------   --------------------------   ----------
Common Stocks, Continued:
Multiple Industry (0.4%):
          200    ITT Destinations, Inc. (b) $    10,600
          200    ITT Hartford Group, Inc. (b)     9,675
          200    ITT Industries, Inc.             4,800
                                              ----------
                                                 25,075
                                              ----------
Oil & Gas (1.2%):
          200    Atlantic Richfield Co.          22,150
          400    Consolidated Natural Gas Co.    18,150
          200    Royal Dutch Petroleum           28,225
          200    Williams Companies, Inc.         8,775
                                              ----------
                                                 77,300
                                              ----------
Petroleum - Internationals (3.2%):
          400    Amoco Corp.                     28,750
          800    Exxon Corp.                     64,100
          900    Halliburton Co.                 45,563
          600    Mobil Corp.                     67,200
                                              ----------
                                                205,613
                                              ----------
Pharmaceuticals (4.1%):
          400    Bristol-Myers Squibb Co.        34,350
          500    Johnson & Johnson               42,813
        1,400    Merck & Co., Inc.               92,050
        1,200    Pfizer, Inc.                    75,600
          300    Schering-Plough                 16,425
                                              ----------
                                                261,238
                                              ----------
Photographic Equipment (0.3%):
          300    Eastman Kodak Co.               20,100
                                              ----------
Publishing (0.7%):
          500    Dow Jones & Co., Inc.           19,938
          400    Tribune Co.                     24,450
                                              ----------
                                                 44,388
                                              ----------
Railroad (0.5%):
          400    Norfolk Southern Corp.          31,750
                                              ----------

TIME HORIZON FUNDS
Portfolio 3
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

 Shares or
 Principal              Security                Market
  Amount               Description              Value
--------------   --------------------------   ----------
Common Stocks, Continued:
Retail (2.7%):
          500    The Gap, Inc.              $    21,000
          900    Home Depot, Inc.                43,088
          700    Kroger Co. (b)                  26,250
          200    Safeway, Inc. (b)               10,300
        2,000    Sears Roebuck & Co.             78,000
                                              ----------
                                                178,638
                                              ----------
Shoes - Leather (0.2%):
          200    Nike, Inc., Class B             13,925
                                              ----------
Tires & Rubber Products (0.1%):
          200    Goodyear Tire & Rubber Co.       9,075
                                              ----------
Transportation - Air (0.1%):
          100    AMR Corp. (b)                    7,425
                                              ----------
Utilities - Electric (2.5%):
          900    Detroit Edison Co.              31,050
          700    FPL Group, Inc.                 32,463
        1,700    General Public Utilities Corp.  57,800
        1,300    Unicom Corp.                    42,575
                                              ----------
                                                163,888
                                              ----------
Utilities -Telephone (4.8%):
        2,100    Ameritech Corp.                123,900
          500    AT&T Corp.                      32,375
        1,600    Bellsouth Corp.                 69,600
          500    Southwestern Bell Corp.         28,750
        1,300    Sprint Corp.                    51,838
                                              ----------
                                                306,463
                                              ----------
  Total Common Stocks                         3,419,623
                                              ----------
U.S. Treasury Bills (18.4%):
    1,194,000     2/22/96                     1,184,311
                                              ----------
  Total U.S. Treasury Bills                   1,184,311
                                              ----------

TIME HORIZON FUNDS
Portfolio 3
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               December 31, 1995
                                  (Unaudited)

 Shares or
 Principal              Security                Market
  Amount               Description              Value
--------------   --------------------------   ----------
U.S. Treasury Notes (25.2%):
      250,000    6.13%, 5/31/97             $   253,095
      985,000    6.25%, 8/31/00               1,019,209
      335,000    6.38%, 8/15/02                 351,596
                                             ----------
  Total U.S. Treasury Notes                   1,623,900
                                             ----------
Total (Cost - $6,161,625) (a)               $ 6,227,834
                                            ===========

______________
Percentages indicated are based on net assets of $6,441,528.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                       Unrealized appreciation       $   114,395
                       Unrealized depreciation           (48,186)
                                                     -----------
                       Net unrealized appreciation   $    66,209
                                                     ===========

(b)  Represents non-income producing securities.

See notes to financial statements.

                               TIME HORIZON FUNDS

                                   FORM N-1A

                           PART C:  OTHER INFORMATION
                           --------------------------

Item 24.         Financial Statements and Exhibits.
                 ---------------------------------

         a.      Financial Statements:


                 (i)      Financial Statements included in Part A of the Registration Statement:
                            Financial Highlights

                 (ii)     Financial Statements included in Part B of the Registration Statement:

                          Statement of Assets and Liabilities as of July 28, 1995.
                          Statement of Assets and Liabilities as of December 31, 1995
                          Statement of Operations for the period ended December 31, 1995
                          Statement of Changes in net assets for the period ended
                          December 31, 1995
                          Portfolio of Investments as of December 31, 1995
                          Notes to financial statements

                 Schedules II, III, IV and V have been omitted as the required information is not present.  Schedule I has been omitted as the required information is presented in the portfolio of investments at December 31, 1995

              b. Exhibits:

               * (1.1)    Certificate of Trust of Registrant.

              ** (1.2)    Amended and Restated Declaration of Trust of Registrant.

               * (2)      Bylaws of Registrant.


                 (3)      None.

                 (4)      None.

             *** (5)      Management Agreement between Registrant and Bank of America.

             *** (6)      Distribution Agreement between Registrant and Concord Financial Group, Inc.


                 (7)      None.


             *** (8)      Custodian Services Agreement between Registrant and PNC Bank, N.A.

             *** (9.1)    Accounting Services Agreement between Registrant and BISYS Fund Services.

             *** (9.2)    Transfer Agency and Service Agreement between Registrant and BISYS Fund Services.

              ** (9.3)    Shareholder Service Plan.

             *** (9.4)    Sub-Administration Agreement between Registrant and BISYS Fund Services.

                 (10)     Not applicable.


                 (11)     Consent of independent accountants.

                 (12)     Not applicable.


              ** (13)     Investment Letter of initial investor in Registrant.


                 (14)     None.


              ** (15)     Distribution Plan.

                 (16)     Performance Calculations.

              ** (17)     Limited Powers of Attorney of Trustees.

              ** (18)     Multi-Class Plan.

                 (19)     485(b) Representation of Counsel.

                 (27)     Financial Data Schedule.

__________________________
*Filed as exhibit to initial Registration Statement on April 21, 1995.

**Filed as exhibit to Pre-Effective Amendment No. 1 on July 31, 1995.

***Form of agreement filed as exhibit to Pre-Effective Amendment No. 1 on July 31, 1995.



Item 25.         Persons Controlled by or Under Common Control with Registrant.


                 Inapplicable.


Item 26.         Number of Holders of Securities.


                 As of December 31, 1995, the number of record holders of each series of Registrant was as follows:

                           Title of Series                                          Number of Record Holders
                           ---------------                                          ------------------------
                           Time Horizon Portfolio 1                                            630
                           Time Horizon Portfolio 2                                            593
                           Time Horizon Portfolio 3                                            633

Item 27.         Indemnification.

                 Article V of Registrant's Declaration of Trust, filed herewith as Exhibit 1, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").


                 Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 28.         Business and Other Connections of Investment Adviser.

                 Bank of America performs investment advisory services for Registrant. Bank of America and its predecessors have been in the business of managing investments of fiduciary and other accounts since 1904. In addition to its trust business, Bank of America provides commercial and consumer banking services.

                 To the knowledge of Registrant, none of the directors or officers of Bank of America, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Bank of America also hold various positions with, and engage in business for, BankAmerica Corporation (which owns all the outstanding stock of Bank of America) or other subsidiaries of BankAmerica Corporation.
Set forth below are the names and principal businesses of the directors of Bank of America and the directors and certain of the senior executive officers of Bank of America who are engaged in any business, profession, vocation or employment of a substantial nature other than with BankAmerica Corporation.

 Position with
 Bank of America                                        Principal
 NT&SA                       Name                       Occupation                             Type of Business
------------------------------------------------------------------------------------------------------------------------
 Director                    Joseph F. Alibrandi        Chairman of the Board and Chief        Manufacturer of Aerospace and
                                                        Executive Officer, Whittaker           Biotechnology Products
                                                        Corporation

 Director                    Jill E. Barad              President and Chief Operating          Toy Manufacturer
                                                        Officer, Mattel, Inc.
 Director                    Peter B. Bedford           Chairman and CEO, Bedford Property     California based Real Estate
                                                        Investors, Inc.                        Development and Investment Firm

 Director                    Andrew F. Brimmer          President, Brimmer & Co., Inc.         Consulting
 Director                    Richard A. Clarke          Chairman of the Board, Pacific Gas     Utility Company
                                                        and Electric Company

 Director                    Timm F. Crull              Chairman of the Board, Nestle USA,     Food and Related Products
                                                        Inc.

 Director                    Kathleen Feldstein         President, Economic Studies, Inc.      Economic Consulting
 Director                    Donald E. Guinn            Chairman Emeritus, Pacific Telesis     Telecommunications and Diversified
                                                        Group                                  Holding Company

 Director                    Philip M. Hawley           Retired Chairman and Chief Executive   Retail Department Stores
                                                        Officer, Carter Hawley Hale Stores,
                                                        Inc.
 Director                    Frank L. Hope, Jr.         Consulting Architect                   Architectural and Engineering
                                                                                               Consulting

 Director                    Ignacio E. Lozano, Jr.     Editor-In-Chief, "La Opinion"          Newspaper Publishing

 Position with
 Bank of America                                                    Principal
 NT&SA                       Name                                   Occupation                             Type of Business
------------------------------------------------------------------------------------------------------------------------------
 Director                    Cornell C. Maier                       Consultant, Kaiser Aluminum            Aluminum Producer
                                                                    Corporation and Retired Chairman and
                                                                    Chief Executive Officer, Kaiser
                                                                    Aluminum & Chemical

 Director                    Walter E. Massey                       Provost and Senior Vice President      Higher Education
                                                                    for Academic Affairs, University of
                                                                    California

 Director                    John M. Richman                        Counsel, Wachtell, Lipton, Rosen &     Law Firm
                                                                    Katz

 Director                    A. Michael Spense                      Dean of the Graduate School of         Higher Education
                                                                    Business, Stanford University


Item 29.         Principal Underwriters.

                 (a) Concord Financial Group, Inc. ("Concord") acts as principal underwriter for the Company. Concord also acts as principal underwriter or exclusive distributor for Pacific Horizon Funds, Inc., The Centerland Funds, The Infinity Funds, Inc., The Pilot Funds, Seafirst Retirement Funds and The Victory Funds, and distributor for the Mutual Fund Group.


                 (b) For information as to the business, profession, vocation or employment of a substantial nature of each of Concord, its officers and directors, reference is made to the Form BD filed by Concord (File No. 8-3760), which is incorporated by reference herein. Information as to the positions or offices of each of Concord, its officers and directors is as follows:


                                                  Position with                                   Position with
Name and Address                                  Concord                                         Registrant
------------------------------------------------------------------------------------------------------------------------------

Lynn J. Mangum                                    Chairman of the Board                           None
150 Clove Road
Little Falls, NJ 07424

Richard E. Stierwalt                              Chief Executive Officer                         None
125 W. 55th Street
New York, NY 10019

Robert J. McMullen                                Executive Vice President                        None
150 Clove Road
Little Falls, NJ 07424

Dennis Sheehan                                    Vice President                                  None
125 W. 55th Street
New York, NY 10019

Michael D. Burns                                  Vice President, Compliance                      None
3435 Stelzer Road
Columbus, OH 43219-3036

Joseph Kissel                                     Executive Vice President                        None
125 W. 55th Street
New York, NY 10019

J. Christopher Klutch                             Senior Executive Vice                           None
Suite 300
100 First Avenue
Pittsburgh, PA 15222

Irimga McKay                                      Vice President                                  Vice President
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Stephan G. Mintos                                 Executive Vice President                        None
3435 Stelzer Road                                 Chief Operating Officer
Columbus, OH 43219-3036

George O. Martinez                                Senior Vice President                           Vice President
3435 Stelzer Road
Columbus, OH 43219-3036



 Name and Address                                 Position with                                   Position with
                                                  Concord                                         Registrant
-----------------------------------------------------------------------------------------------------------------------
Dale Smith                                        Vice President                                  None
1230 Columbia Street                              Chief Financial Officer
5th Floor, Suite 500
San Diego, CA 92101


                 (c)      Not applicable.

Item 30.         Location of Accounts and Records.




         (1) Concord Financial Group, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to the Distributor).


         (2) Bank of America National Trust and Savings Association, 555 California Street, San Francisco, California 94104 (records relating to the Manager).


         (3) 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to the Transfer Agent).


         (4) 222 N. LaSalle, 26th Floor, Chicago, Illinois 60601 (Registrant's Declaration of Trust, By-Laws and minute books).


         (5) PNC Bank, N.A., Broad and Chestnut Streets, Philadelphia, PA 19101 (records relating to the Custodian).

         (6) 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to the Sub-Administrator).


         (7) 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to the Accounting Services Agreement).

Item 31.         Management Services.

                 Not Applicable.


Item 32.         Undertakings.


                 Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.


                 Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



                 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 31st day of January, 1996.

                                        TIME HORIZON FUNDS


                                        By  /s/ J. David Huber
                                            -----------------------------
                                                J. David Huber, President


                 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/J. David Huber                   President                         January 31, 1996
----------------------------------
J. David Huber


/s/Charles L. Booth                 Treasurer                         January 31, 1996
----------------------------------
Charles L. Booth


Robert E. Greeley*                  Trustee                           January 31, 1996
----------------------------------
Robert E. Greeley


John Privat*                        Trustee                           January 31, 1996
----------------------------------
John Privat


Edward S. Bottum*                   Trustee                           January 31, 1996
----------------------------------
Edward S. Bottum


William P. Carmichael*              Trustee                           January 31, 1996
--------------------------
William P. Carmichael

*By     /s/J. David Huber
        -----------------------
        J. David Huber
        Attorney-in-fact

                                 EXHIBIT INDEX
                               TIME HORIZON FUNDS
                        FORM N-1A REGISTRATION STATEMENT
                               FILE NO. 811-9024



           Exhibit No.                     Title of Exhibit
           -----------                     ----------------
       *   (1.1)                  Certificate of Trust of Registrant.
      **   (1.2)                  Amended and Restated Declaration of Trust of Registrant.

       *   (2)                    Bylaws of Registrant.

           (3)                    None.
           (4)                    None.

     ***   (5)                    Management Agreement between Registrant and Bank of America.
     ***   (6)                    Distribution Agreement between Registrant and Concord Financial Group, Inc.


           (7)                    None.


           Exhibit No.                  Title of Exhibit
           -----------                  ----------------
     ***   (8)                    Custodian Services Agreement between Registrant and PNC Bank, .A.
     ***   (9.1)                  Accounting Services Agreement between Registrant and BISYS Fund Services.

     ***   (9.2)                  Transfer Agency and Service Agreement between Registrant and BISYS Fund Services.

      **   (9.3)                  Shareholder Service Plan.
     ***   (9.4)                  Sub-Administration Agreement between Registrant and BISYS Fund Services.

           (10)                   Not applicable.

           (11)                   Consent of independent accountants.

           (12)                   Not applicable.


      **   (13)                   Investment Letter of initial investor in Registrant.

           (14)                   None.


      **   (15)                   Distribution Plan.
           (16)                   Performance Calculations.

      **   (17)                   Limited Powers of Attorney of Trustees.

      **   (18)                   Multi-Class Plan.


           Exhibit No.                Title of Exhibit
           -----------                ----------------

           (19)                   485(b) Representation of Counsel.
           (27)                   Financial Data Schedule.


__________________________
*Filed as exhibit to initial Registration Statement on April 21, 1995.

**Filed as exhibit to Pre-Effective Amendment No. 1 on July 31, 1995.

***Form of agreement filed as exhibit to Pre-Effective Amendment No. 1 on July 31, 1995.